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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.            )

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American Medical Security Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 5, 2004

To All Shareholders:

        You are cordially invited to attend the Company's 2004 Annual Meeting of Shareholders on Tuesday, May 18, 2004, in Green Bay, Wisconsin.

        The Annual Meeting will begin promptly at 11:00 a.m. local time at the Radisson Hotel and Conference Center located at 2040 Airport Drive in Green Bay, Wisconsin.

        The official Notice of Annual Meeting, Proxy Statement and appointment of proxy form are included with this letter. The matters listed in the Notice of Annual Meeting are described in detail in the Proxy Statement.

        The vote of every shareholder is important to us. Please note that returning your completed proxy will not prevent you from voting in person at the Annual Meeting if you wish to do so. Your cooperation in promptly signing, dating and returning your proxy will be greatly appreciated.

Sincerely,

Samuel V. Miller Chairman of the Board, President and Chief Executive Officer

3100 AMS Boulevard	Green Bay, Wisconsin 54313	920-661-1111

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Holders of Common Stock of
American Medical Security Group, Inc.:

        The Annual Meeting of the Shareholders (the "Meeting") of American Medical Security Group, Inc. (the "Company") will be held at the Radisson Hotel and Conference Center located at 2040 Airport Drive, Green Bay, Wisconsin, on Tuesday, May 18, 2004, at 11:00 a.m. local time, for the following purposes:

  1.
  To elect three directors of the Company for terms expiring at the 2007 Annual Meeting of Shareholders;

  2.
  To re-approve the material terms of performance goals, as amended, in the Company's Equity Incentive Plan, as required by Section 162(m) of the Internal Revenue Code; and

  3.
  To transact any other business as may properly come before the Meeting or any adjournment or postponement thereof.

        Only shareholders of record at the close of business on March 22, 2004, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting or any adjournment or postponement thereof.

        A copy of the Proxy Statement furnished in connection with the solicitation of proxies by the Company's Board of Directors for use at the Meeting accompanies this Notice.

        Shareholders who cannot attend in person are requested to complete and return the enclosed proxy in the envelope provided. You may revoke your proxy at any time prior to the voting thereof by advising the Secretary of the Company in writing (by subsequent proxy or otherwise) of such revocation.

Your vote is important.
Whether or not you plan to attend the meeting, please mark, sign and date the enclosed proxy and return it promptly in the envelope provided.

By Order of the Board of Directors,

Timothy J. Moore Secretary
Green Bay, Wisconsin April 5, 2004

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 18, 2004

3100 AMS Boulevard
Green Bay, Wisconsin 54313

PROXY STATEMENT
FOR
ANNUAL MEETING OF SHAREHOLDERS

To Be Held on May 18, 2004

INFORMATION CONCERNING SOLICITATION AND VOTING

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of American Medical Security Group, Inc. (the "Company") for use at the Annual Meeting of Shareholders (the "Meeting") to be held at the Radisson Hotel and Conference Center located at 2040 Airport Drive, Green Bay, Wisconsin, on Tuesday, May 18, 2004, at 11:00 a.m. local time, and at any adjournment or postponement thereof.

        The Annual Report to Shareholders for the year ended December 31, 2003, the Notice of the Meeting, this Proxy Statement and the accompanying appointment of proxy form were first mailed to shareholders on or about April 5, 2004.

QUESTIONS AND ANSWERS ABOUT THE MEETING

Who may vote at the Meeting?

        You may vote your shares of Common Stock if our records show that you owned your shares on March 22, 2004. At the close of business on that date, there were 13,549,383 shares of Common Stock outstanding and eligible to vote. You are entitled to one vote for each share of Common Stock that you held on the record date.

How do I vote my shares?

        You may vote by mail.    Whether you hold shares in your name or through a broker, bank or other nominee, you may vote without attending the Meeting. You may vote by granting a proxy or, for shares held through a broker, bank or other nominee, by submitting voting instructions to that nominee. For shares held through a broker, bank or other nominee, follow the instructions on the voting instruction card included with your voting materials. If you provide specific voting instructions, your shares will be voted as you have instructed. If you hold shares in your name, and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board of Directors on all matters.

        You may be eligible to vote via the Internet or telephone.    If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or telephone. A large number of banks and brokerage firms are participating in the ADP Investor Communication Services online program. This program provides eligible shareholders the opportunity to vote via the Internet or telephone. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions. If your voting form does not refer to Internet or telephone information, please complete and return the paper voting form in the postage paid envelope provided.

        You may also vote in person at the Annual Meeting.    You may vote shares held directly in your name in person at the Meeting. If you choose to attend the Meeting, please bring the enclosed proxy card for entrance to the Meeting. If you want to vote shares that you hold through a brokerage firm, bank or other nominee at the Meeting, you must request a legal proxy from your broker, bank or other nominee that holds your shares. Even if you plan to attend the Meeting, we encourage you to vote in advance by proxy so your vote will be counted if you later decide not to attend the Meeting.

What am I voting on?

        There are two proposals that will be presented for your consideration at the Meeting:

  1.
  To elect three directors of the Company for terms expiring at the 2007 Annual Meeting of Shareholders; and

  2.
  To re-approve the material terms of performance goals, as amended, in the Company's Equity Incentive Plan, as required by Section 162(m) of the Internal Revenue Code.

How are votes counted?

        A majority of the votes entitled to be cast by the shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting. Any abstentions, shares for which authority is withheld to vote for director nominees, and broker non-votes (e.g., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be considered present for purposes of establishing a quorum.

        You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. You may vote "FOR" or "AGAINST," or you may "ABSTAIN" from voting on the other proposal. You should specify your choice for each matter on the enclosed proxy. If you do not specify a choice, your shares will be voted in accordance with the Board of Directors' recommendation as specified in the form of proxy. See "Vote Required" following each proposal for further information.

        LaSalle Bank will serve as the Inspectors of Election and will count the votes and ballots at the Meeting.

How can I revoke a proxy?

        You can revoke a proxy at any time before it is voted by:

  •
  Giving written notice to our Secretary, Timothy J. Moore, at our principal executive offices at 3100 AMS Boulevard, Green Bay, Wisconsin 54313 by 11:00 a.m. local time on May 18, 2004;

  •
  Delivering a proxy to the Secretary with a later date than the proxy you intend to revoke; or

  •
  Voting in person at the Meeting.

        Attendance at the Meeting, in and of itself, will not revoke your proxy.

Who is paying for the cost of this proxy solicitation?

        We will pay the cost of this solicitation, which includes the expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby. We have hired Morrow & Co., Inc. to solicit proxies on our behalf. We will pay Morrow & Co., Inc. $6,500 and its out-of-pocket expenses to assist in the distribution of proxy material and solicitation of votes by mail, telephone, facsimile or personal meetings. Our directors, officers and other employees may solicit proxies by personal interview, telephone and facsimile, in addition to the use of the mail, but will receive no additional compensation for such activities. We have also made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation materials for shares of the Common Stock held of record by them to the beneficial owners of such shares. We will reimburse them for reasonable out-of-pocket expenses.

What if other matters come up at the Meeting?

        The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the accompanying appointment of proxy form to vote the shares represented thereby in accordance with their best judgment.

Who do I contact if I have questions?

        If you have questions about the proposals or if you need additional copies of this Proxy Statement or the enclosed proxy form, you should contact:

MORROW & CO., INC.
445 Park Avenue
New York, NY 10022-2606
(800) 607-0088

PROPOSAL 1
ELECTION OF DIRECTORS

        Three directors are to be elected at the Meeting to serve three year terms expiring at the 2007 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The names of the persons nominated by the Board of Directors and the continuing Board members are set forth below, along with additional information regarding such persons. Each nominee is presently serving as a director of the Company. Information below is provided as of February 29, 2004.

        The Board's retirement guidelines limit the nomination of persons to serve as directors to persons who will not have reached their 71st birthday by the beginning of the term of office. Eugene A. Menden, a current director whose term of services expires in 2004, will have passed his 71st birthday prior to the Meeting and will retire from the Board of Directors at the expiration of his present term. In anticipation of Mr. Menden's retirement, the Board of Directors increased the size of the Board from 10 to 11 directors in September 2003 and elected Louis C. Fornetti to the Board. Upon the election of the nominated directors at the Meeting, the total number of directors serving after the election will be reduced from 11 to 10.

        The Board of Directors unanimously recommends a vote "FOR" each of the nominees for directors listed below.

        Vote Required:    The election shall be determined by a plurality of the votes cast. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen in the election. Therefore, any shares not voted, whether by withheld authority, broker non-vote or otherwise, have no effect in the election of directors except to the extent that the failure to vote for an individual results in another individual receiving a larger number of votes. Unless otherwise specified, the shares of Common Stock represented by the proxies solicited hereby will be voted in favor of the election of the nominees described below. The three nominees have indicated that they are able and willing to serve as directors. However, if any of the nominees should be unable to serve, an eventuality which management does not contemplate, it is intended that the proxies will vote for the election of such other person or persons as the Board of Directors of the Company may recommend.

NOMINEES FOR ELECTION AT THIS MEETING WITH TERMS EXPIRING IN 2007

	Director Since	Principal Occupation during Past Five Years
Mark A. Brodhagen, DDS Age: 54	2000	Dr. Brodhagen, a practicing dentist, is the owner and President of Mark A. Brodhagen DDS, SC (d/b/a Brodhagen Dental Care) in Green Bay, Wisconsin, which he founded in 1974. He is a member of the Wisconsin and American Dental Associations. He has also served as a dental consultant to a number of managed health care companies.
Samuel V. Miller Age: 58	1998
		Mr. Miller has been Chairman of the Board, President and Chief Executive Officer of the Company since September 1998. He was an Executive Vice President of the Company from 1995 to 1998. From 1994 to 1995, Mr. Miller was a member of the executive staff planning group with the Travelers Group, serving as Chairman and Group Chief Executive of National Benefit Insurance Company and Primerica Financial Services Ltd. of Canada. Prior to 1994, Mr. Miller spent 10 years as President and Chief Executive Officer of American Express Life Assurance Company.
Michael T. Riordan Age: 53	1998
		Mr. Riordan was the Chairman, President and Chief Executive Officer of Paragon Trade Brands, Inc., a disposable diaper manufacturer, from May 2000 to February 2002. He was President and Chief Operating Officer of Fort James Corporation, a consumer products company, from 1997 to 1998 and held various positions including Chairman, President and Chief Executive Officer of Fort Howard Corporation from 1992 to 1997. He is also a director of Potlatch Corporation, a forest products company, and R.R. Donnelly & Sons Company, a printing company.

CONTINUING DIRECTORS
DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2006

	Director Since	Principal Occupation during Past Five Years
W. Francis Brennan Age: 67	1998	Mr. Brennan is a retired Executive Vice President of UNUM Corporation, a life and health insurance company, where he served on the Boards of Directors of UNUM's insurance affiliates in the United States, Canada, the United Kingdom and Japan. He joined UNUM in 1984 and retired in 1995. Prior to joining UNUM, Mr. Brennan was a Vice President with Connecticut General Life Insurance Company.
H.T. Richard Schreyer Age: 63	2000
		Mr. Schreyer was managing partner and an audit partner in Ernst & Young LLP's Milwaukee office from 1985 until his retirement from the accounting firm in 1998. He served in various other management positions during his 35-year career with Ernst & Young LLP.

Frank L. Skillern Age: 67	1998
Mr. Skillern was Chief Executive Officer of American Express Centurion Bank, a consumer bank located in Salt Lake City, Utah, from 1996 until his retirement in 1999. He is a director of American Express Centurion Bank and served as Chairman of the Board of Directors of American Express Centurion Bank from his retirement until December 2000. From 1994 to 1996 he was President, Consumer Card Group, USA, American Express Travel Related Services Company ("TRS"), having served as an Executive Vice President of TRS for the prior two years.

DIRECTORS WHOSE PRESENT TERMS CONTINUE UNTIL 2005

	Director Since	Principal Occupation during Past Five Years
Roger H. Ballou Age: 52	1998
		Mr. Ballou is President and Chief Executive Officer of CDI Corporation ("CDI"), a staffing and project management company. He is a former Chairman and Chief Executive Officer of Global Vacation Group where he served from March 1998 to September 2000. Immediately prior to that time, Mr. Ballou served as a senior advisor to Thayer Capital Partners, a venture capital firm. From 1995 to 1997, Mr. Ballou served as Vice Chairman and Chief Marketing Officer and then as President and Chief Operating Officer of Alamo Rent-a-Car. From 1989 to 1995, Mr. Ballou was President of the Travel Services Group of American Express Company. Mr. Ballou is a director of CDI and Alliance Data Systems Corp., a transaction, credit and database marketing services firm.
Edward L. Meyer, Jr. Age: 66	2000
		Mr. Meyer is Chairman of the Board of Anamax Corporation, a food by-products recycling company, and its affiliated companies. He was named Chairman of the Board in 1997, after serving as President and Secretary earlier in his 40-year career with Anamax Corporation. Mr. Meyer is a director of Marshall & Ilsley Corporation, a bank holding company.
J. Gus Swoboda Age: 68	1998
		Mr. Swoboda is a retired Senior Vice President of Wisconsin Public Service Corporation, an electric and gas utility, where he also held various other senior management positions. He joined Wisconsin Public Service in 1959 and retired in 1997. Mr. Swoboda was the Chairman of the Board of First Northern Capital Corp. from 1995 until its acquisition by Bank Mutual Corporation in November 2000. He is a director of Bank Mutual Corporation.
Louis C. Fornetti Age: 53	2003
		Mr. Fornetti is a retired Executive Vice President and Chief Financial Officer of Interra Financial Inc. (k/n/a RBC Dain Rauscher), a financial services company, where he served as such from 1995 to 1997. During that time he also was President and Chief Executive Officer of Interra Clearing Services. From 1985 to 1995, Mr. Fornetti was Senior Vice President, Chief Financial Officer and Director of American Express Financial Advisors, a financial products and services company. Prior to that time, he spent six years as a financial officer of The St. Paul Companies, Inc. and seven years as a certified public accountant with KPMG Peat Marwick LLP.

CORPORATE GOVERNANCE

        The Company has long believed that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its shareholders, and it is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The Company's Corporate Governance Principles set forth the role of the Board of Directors, specifications for director qualification, responsibilities of the Board, and the structure and function of the Board of Directors and its committees. The Corporate Governance Principles were recently modified to reflect the expectation that directors own stock in accordance with stock ownership guidelines adopted by the Board from time to time. The Board of Directors also has established stock ownership guidelines for executive officers of the Company. The Corporate Governance Principles are attached to this proxy statement as Appendix A and also are available on the Company's website, www.eAMS.com, in the "Investor" section under "Corporate Governance."

Director Independence

        At least a majority of the members of the Board of Directors must qualify as independent directors under the listing standards of the New York Stock Exchange. The Board of Directors reviews the relationships that each director has with the Company, either directly or as a partner, shareholder, officer or employee of an organization that has a relationship with the Company. Only those directors who the Board of Directors affirmatively determines have no material relationship with the Company, and who do not have any of the categorical relationships that prevent independence under the New York Stock Exchange listing standards, are considered to be independent directors.

        In February 2004, the Board of Directors determined that nine of its eleven directors, including all members of the Audit, Compensation, and Corporate Governance and Nominating Committees are "independent" as defined by the New York Stock Exchange listing standards. These nine directors are Roger H. Ballou, W. Francis Brennan, Mark A. Brodhagen, Eugene A. Menden, Edward L. Meyer, Michael T. Riordan, H.T. Richard Schreyer, Frank L. Skillern, and J. Gus Swoboda. In making this determination, the Board of Directors considered all known relationships, including the following relationships that the Board deemed to be immaterial due to the small amount of the payments involved, the limited financial impact of the transactions to all entities involved, and the absence of any involvement by the director in the initiation or continuance of transactions creating the relationships: Mr. Meyer serves on the board of directors of a bank holding company whose subsidiary, through an arm's length arrangement entered into prior to Mr. Meyer's service on the Company's Board of Directors, is the trustee of the Company's rabbi trust; Dr. Brodhagen, DDS, receives claims payments from the Company for dental services provided to patients who have purchased the Company's dental insurance; and Mr. Ballou is an officer of a company that receives royalty payments from franchisees utilized on an arm's length basis by the Company on occasion for recruitment services.

        Samuel V. Miller and Louis C. Fornetti, do not meet the criteria for independent directors; Mr. Miller due to his position as President and Chief Executive Officer of the Company, and Mr. Fornetti due to his son's employment with Ernst & Young LLP, the Company's independent auditors. Mr. Fornetti's son works in a different branch office from that in which the Company's audit engagement team is based and works with clients in different industries from that in which the Company does business.

Code of Ethics

        The Company's directors, officers and employees have operated, for many years, under a Code of Ethical Conduct and related policies and procedures that include provisions for conflicts of interest, accurate and complete reporting of financial records, confidentiality, fair competition, compliance with laws, reporting of violations and other matters. In 2003, the Company also adopted a Code of Ethical Conduct for Senior Financial Officers, including the chief executive officer, the chief financial officer, the principal accounting officer or controller and persons performing similar functions. These individuals hold an important and elevated role in corporate governance, vested with the responsibility and authority to protect, balance and preserve the interests of all of the stakeholders of the Company and its reporting subsidiaries. On a periodic basis, directors, officers and employees are required to certify compliance with the Code of Ethical Conduct and the appropriate officers certify compliance with the Code of Ethical Conduct for Senior Financial Officers. Both of the codes are available on the Company's website, www.eAMS.com, in the "Investor" section under "Corporate Governance." Any amendments to, or waivers from, the Code of Ethical Conduct for Senior Financial Officers will be disclosed on the Company's website or in a current report on Form 8-K.

Board of Directors' Meetings

        In fiscal 2003, the Board of Directors held five meetings. During 2003, each director attended 100% of the meetings of the Board of Directors and committees of the Board of which the director was a member. All members of the Board of Directors are strongly encouraged to, and regularly do, attend the Company's Annual Meeting. Eleven of the Company's directors, which constituted all directors nominated for election, all directors continuing in office and one retiring director, attended the 2003 Annual Meeting.

        Executive sessions of the Board of Directors for non-management directors, separate from management, are routinely held in conjunction with most Board meetings. Key committees of the Board of Directors also routinely meet in executive session without the presence of management.

Committees of the Board of Directors

        The standing committees of the Board of Directors are the Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, Executive Committee and Finance Committee. Charters of the Audit Committee, the Compensation Committee, the Corporate Governance and Nominating Committee and the Finance Committee are available on the Company's website, www.eAMS.com, in the "Investor" section under "Corporate Governance."

        Audit Committee.    The Audit Committee is a separately designated committee of the Board of Directors established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Audit Committee performs the functions set forth in the Audit Committee Report contained in this Proxy Statement and the Audit Committee Charter. The Audit Committee is composed entirely of "independent" directors as that term is defined under the New York Stock Exchange listing standards applicable to audit committee members. The members of the Audit Committee are Messrs. Schreyer (Chairman), Brennan, Menden and Swoboda. The Board of Directors has determined that Messrs. Schreyer and Menden are "audit committee financial experts" as defined under applicable Securities and Exchange Commission rules. In addition, the Board of Directors has further determined that each Audit Committee member satisfies the financial literacy requirements of the New York Stock Exchange listing standards. The Audit Committee held seven meetings during 2003.

        Compensation Committee.    The Compensation Committee evaluates the performance of the Company's executive officers; determines the compensation of the executive officers; makes recommendations to the Board of Directors regarding the types, methods and levels of director compensation; directs the administration of the Company's equity-based compensation plans and other compensation plans for executive officers and directors; and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Compensation Committee is composed entirely of independent directors as defined in the New York Stock Exchange listing standards. The members of the Compensation Committee are Messrs. Ballou (Chairman), Brennan, Riordan and Skillern. The Compensation Committee held four meetings during 2003.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee determines the qualifications for Board membership, recommends to the Board of Directors qualified director nominees and committee membership, reviews the Company's Corporate Governance Principles, monitors the orientation and continuing education needs of directors, directs the evaluation of the Board of Directors and the chief executive officer, monitors compliance with the Company's Code of Ethical Conduct, considers succession planning, and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The Corporate Governance and Nominating Committee will consider a nominee for election to the Board of Directors recommended by a shareholder if the shareholder submits the nomination in compliance with the requirements of the Company's Bylaws relating to nominations by shareholders (see "Nominations for Directors by Shareholders" below). The Corporate Governance and Nominating Committee is composed entirely of independent directors, as defined in the New York Stock Exchange listing standards. Its members are Messrs. Skillern (Chairman), Ballou, Brennan, Riordan and Schreyer. The Corporate Governance and Nominating Committee held four meetings during 2003.

        Finance Committee.    The Finance Committee approves investment policies and plans; monitors the performance of the Company's investment portfolio; consults with management regarding the Company's capital structure and material transactions involving real estate, accounts receivable and other assets; monitors the amounts and types of insurance carried by the Company; monitors the Company's relationship with its lenders; oversees and monitors the performance of the retirement plan administrative committee in assisting with the administration of the Company's retirement plan; and discharges certain other responsibilities of the Board of Directors when so instructed by the Board. The members of the Finance Committee are Messrs. Menden (Chairman), Brodhagen, Fornetti, Meyer and Miller. The Finance Committee held three meetings during 2003.

        Executive Committee.    The Executive Committee discharges certain responsibilities of the Board of Directors when so instructed by the Board. When the Board of Directors is not in session, the Executive Committee may exercise all of the powers and authority of the full Board in the management of the business and affairs of the Company to the extent allowed by the Wisconsin Business Corporation Law. The members of the Executive Committee are Messrs. Miller (Chairman), Ballou, Riordan, Schreyer and Skillern. The members of the Executive Committee met five times during 2003.

Process for Communicating with the Board

        The Board of Directors determines from time to time the director that acts as the presiding director at the executive sessions of non-management directors. In the absence of any determination, it is the policy of the Company that the chairman of the Corporate Governance and Nominating Committee of the Board of Directors, currently Mr. Skillern, will act as the presiding director at executive sessions of non-management directors, unless the Board determines otherwise. Shareholders and interested parties can communicate with the non-management directors by contacting the Chairman of the Corporate Governance and Nominating Committee at corpgovchair@eAMS.com. Shareholder communications to the Board can also be sent to the Secretary of the Company at 3100 AMS Boulevard, Green Bay, Wisconsin 54313. All shareholder communications sent to the Secretary will be directly relayed to Board members.

Compensation of Directors

        Directors who are officers or employees of the Company or its affiliates do not receive any additional compensation for service as members of the Board of Directors or committees of the Board. During 2003, directors who were not employees of the Company received a $25,000 annual fee, $1,200 per meeting for attendance at Board meetings and $1,000 per meeting for attendance at committee meetings. In addition, each committee chairman received a $5,000 annual fee, with the exception of the Audit Committee chairman, who received an annual fee of $7,500. Other committee members received a $2,500 annual fee.

Annual fees are prorated for time served as a director or on a committee. The Company also reimburses directors for their travel expenses in connection with their attendance at Board and committee meetings. The payment of a director's annual fees and meeting fees may be deferred by any director at the director's election pursuant to the Company's Directors Deferred Compensation Plan until the later of the date of termination of the director's service or the date specified by the director in his deferral election form.

        Pursuant to the terms of the Company's 1995 Director Stock Option Plan, new directors who are not employees of the Company or its affiliates receive initial stock option grants upon their election to the Board to purchase 5,000 shares of Common Stock. Thereafter, directors of the Company who are not employees of the Company or its affiliates participate in the Company's Equity Incentive Plan. On January 20, 2003, stock options to purchase 6,700 shares of Common Stock were granted to each non-employee director at an exercise price of $14.41 per share, the fair market value of the Common Stock on the date of grant. The options granted to non-employee directors become exercisable for one-third of the shares of Common Stock subject to the option on each of the first three anniversaries of the date of grant. Exercisability of unvested options is accelerated in the event of a director's death, disability or retirement, or upon a "change in control" as defined in the Equity Incentive Plan or a "triggering event" as defined in the 1995 Director Stock Option Plan.

        After reviewing competitive data provided by the Company's executive compensation consultant for companies similar in size to the Company, the Board decided, beginning in 2004, to increase the fee for attending Board of Directors and committee meetings to $1,500 per meeting and to issue an annual equity-based grant of restricted stock or restricted stock units to directors, in lieu of granting stock options, under the Company's Equity Incentive Plan. Non-employee directors continuing in office after the Meeting each received 2,300 shares of restricted stock on January 9, 2004. The restricted stock vests on January 9, 2007. Vesting of the restricted stock is accelerated in the event of a director's death, disability or upon a "change in control" as defined in the Equity Incentive Plan.

Director Nomination Process

        The Corporate Governance and Nominating Committee will consider nominees for election to the Board of Directors recommended by its members and other Board members, as well as management and shareholders. Once the Corporate Governance and Nominating Committee has identified a prospective nominee, the Committee, in consultation with the Chairman of the Board, makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Committee with the recommendation of the prospective candidate, as well as the Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. Director candidates, whether potential new Board members or existing members for continued service, are evaluated by the Corporate Governance and Nominating Committee through an analysis of the candidate's qualifications against the criteria set forth below. The Corporate Governance and Nominating Committee believes that director candidates should possess substantially all of the following criteria:

  •
  High personal and professional ethics, integrity and values, and practical wisdom and mature judgment;

  •
  Experience at the policy-making level in business, government, education or technology, or special insight into material aspects of the Company's business;

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  Expertise that is useful to the Company and complementary to the background and experience of other Board members;

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  Willingness and ability to devote the required amount of time to carry out the duties and responsibilities of Board membership;

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  Willingness to serve on the Board for a period of at least two terms;

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  Willingness to represent the best interests of all shareholders and objectively appraise management's performance; and

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  Involvement only in activities or interests that do not create a conflict with the director's responsibilities to the Company and its shareholders.

        The Corporate Governance and Nominating Committee also considers other relevant factors it deems appropriate. In connection with its evaluation of potential new Board members, the Committee determines whether to interview the prospective nominee. After completing this evaluation and interview, the Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Committee. The Corporate Governance and Nominating Committee intends to evaluate nominees recommended by shareholders in the same manner that it evaluates other nominees.

Nominations for Directors by Shareholders

        Director nominations submitted by shareholders must be submitted in accordance with the requirements of the Company's Bylaws. The Bylaws provide that a shareholder who wants to nominate a director for election at the annual meeting of shareholders must give written notice to the Secretary of the Company not less than 60 nor more than 90 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of shareholders. The Company has not received any shareholder communications regarding director candidates with regard to the election of directors covered by this Proxy Statement or otherwise. The notice must include:

  •
  The shareholder's name and address as they appear on the Company's books;

  •
  The class and number of shares of Common Stock beneficially owned by such shareholder;

  •
  A representation that the shareholder is a holder of record of shares entitled to vote at the meeting and intends to attend the meeting, in person or proxy, to make the recommendation;

  •
  The name and residential address of the nominee;

  •
  A description of all arrangements or understandings between the shareholder and the nominee, or any other person or persons, involving the nomination;

  •
  The written consent of the nominee to serve, if elected; and

  •
  Certain other information.

        The notice must also be signed and dated by the shareholder, or his or her duly authorized proxy or representative. If a shareholder wants to nominate a director for election at a special meeting, the shareholder must provide the Secretary of the Company with all of the above information not earlier than 90 days prior to the date of the special meeting and not later than the close of business on the later of (a) 60 days prior to the date of the special meeting or (b) ten days following the day on which public announcement is first made of the date of the special meeting. The Bylaws require similar notice with respect to shareholder proposals for other action to be taken at a meeting of shareholders (see "SHAREHOLDER PROPOSALS" below.) Shareholders wishing to submit a nomination should review Article II, Sections 2.01(B) & 2.02(B) of the Company's Bylaws and should communicate with the Secretary of the Company at American Medical Security Group, Inc., 3100 AMS Boulevard, Green Bay, Wisconsin 54313, for further information. Compliance with the Bylaws' advance notice requirements does not confer any right to have a shareholder nomination or proposal included in the Company's Proxy Statement or form of proxy unless the Board of Directors determines to adopt or recommend the nomination or proposal for such inclusion.

PROPOSAL 2
RE-APPROVE THE MATERIAL TERMS OF THE EQUITY INCENTIVE PLAN
PERFORMANCE GOALS, AS AMENDED

        The Company is asking shareholders to re-approve the material terms of the performance goals, as amended, of the American Medical Security Group, Inc. Equity Incentive Plan, (the "Equity Incentive Plan"). No additional shares or other amendments are being submitted for shareholder approval. The Board of Directors of the Company initially adopted the Equity Incentive Plan effective as of February 24, 1993, subject to approval of the Equity Incentive Plan at the 1993 Annual Meeting of Shareholders, which approval was obtained. The Equity Incentive Plan, as subsequently amended, is designed to permit the grant of non-qualified stock options ("NQSOs"), incentive stock options ("ISOs"), stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance shares and performance units to officers, directors and employees of the Company and its subsidiaries. The purpose of the Equity Incentive Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of the Company's shareholders, and by providing participants with an incentive for outstanding performance. The Equity Incentive Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of persons upon whose judgment, interest, and special effort its success depends.

        The Equity Incentive Plan is designed to take into account Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), which generally denies corporate tax deductions for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are excluded from this deduction limit. In an effort to ensure that specific compensation payable under the Equity Incentive Plan to certain executives will qualify as performance-based compensation, which is generally tax-deductible by the Company under Internal Revenue Code Section 162(m), the material terms of the performance goals established in connection with awards of restricted stock, performance shares and performance units under the Equity Incentive Plan were approved by shareholders at the annual meeting of shareholders on May 27, 1999. To continue to qualify compensation payable under the Equity Incentive Plan as performance-based compensation under Internal Revenue Code Section 162(m) in connection with future awards, the material terms of the performance goals must be re-approved by shareholders approximately every five years. Consequently, the material terms of the performance goals, as amended and described below, are being submitted for approval by Company shareholders at the Meeting.

        While shareholder approval is required for this purpose under Internal Revenue Code Section 162(m), the amendment of the material terms of the performance goals described below is not considered a "material revision" to the Equity Incentive Plan requiring shareholder approval under New York Stock Exchange rules. Upon shareholder approval of this proposal, the Company believes that future performance-based compensation payable pursuant to the Equity Incentive Plan will be deductible for federal income tax purposes under most circumstances, but there can be no assurance in this regard. Moreover, under certain circumstances such as death, disability, retirement and change in control (as defined in the Equity Incentive Plan), compensation not deductible under Section 162(m) of the Internal Revenue Code may be payable.

Material Terms of Performance Goals and Amendment to the Plan

        The material terms of the performance goals include the employees eligible to receive grants, the business criteria used to determine the performance goals and the annual limits on grants. Persons eligible to participate in the Equity Incentive Plan include all directors and all full-time, active employees of the Company, its subsidiaries and affiliates, as determined by the Compensation Committee. The maximum number of shares with respect to which awards may be made to any participant annually shall not exceed 250,000 shares, and no participant may be granted performance units in any one calendar year that, when payable, would exceed $3,000,000.

        On February 18, 2004, the Board of Directors approved an amendment to the Equity Incentive Plan, subject to approval by shareholders at the Meeting, to expand the business criteria used to determine performance goals in connection with awards of restricted stock, restricted stock units, performance shares and performance units under the Equity Incentive Plan. Currently, the business criteria that may be used by the Compensation Committee to determine performance goals in connection with awards of restricted stock, restricted stock units, performance shares and performance units include net income of the Company, earnings per share, return on equity, return on assets, return on tangible book value, operating income, earnings before interest, taxes, depreciation and amortization (EBITDA), loss ratio, expense ratio, increase in stock price, total shareholder return, economic value added, and operating cash flow. The Company proposes to add as business criteria various return measures, (including, but not limited to, return on capital and return on investment), gross or specified levels of revenue, and increased sales (which may be based upon the number of memberships or issued lives or other sales measures). The addition of the revenue and sales criteria is consistent with the Company's efforts to grow the Company's business.

        A copy of the Equity Incentive Plan, incorporating the amended performance goals, is attached hereto as Appendix B. The amendment to the Equity Incentive Plan does not increase the number of shares available for issuance under the Equity Incentive Plan. The following description of the material terms of the Equity Incentive Plan is qualified in its entirety by reference to the complete text set forth in Appendix B.

Material Terms of the Equity Incentive Plan

        Administration.    The Equity Incentive Plan is administered by the Compensation Committee or by any other committee appointed by the Board of Directors of the Company consisting of not less than two directors who are not employees of the Company.

        Eligibility.    Persons eligible to participate in the Equity Incentive Plan include all directors and all full-time, active employees of the Company, its subsidiaries and affiliates, as determined by the Compensation Committee. Subject to the provisions of the Equity Incentive Plan, the Compensation Committee may, from time to time, select from all eligible participants those to whom awards shall be granted and shall determine the nature and amount of each award.

        Plan Features.    The Equity Incentive Plan authorizes the issuance of up to 4,000,000 shares of Company Common Stock pursuant to the grant or exercise of stock options, SARs, restricted stock, restricted stock units, performance shares and performance units. The 4,000,000 shares may be either authorized but unissued or reacquired (treasury) shares of Company Common Stock. The maximum number of shares with respect to which awards may be made to any participant annually shall not exceed 250,000 shares. No participant may be granted performance units in any one calendar year that, when payable, would exceed $3,000,000. If any award granted under the Equity Incentive Plan is canceled, terminates, expires, or lapses for any reason, any shares of Company Common Stock subject to such award again shall be available for the grant of an award under the Equity Incentive Plan. As of February 29, 2004, 1,411,025 shares have been issued under the Equity Incentive Plan, 2,568,262 shares are subject to outstanding awards and 20,713 shares are available for future grant. The closing price of the Company's common stock on February 29, 2004, was $23.59.

        The duration of any award is established by the Compensation Committee at the time of grant; provided, however, that no ISO may be exercisable later than the tenth anniversary of the grant date and no NQSO may be exercisable later than the twelfth anniversary of the grant date.

        As indicated above, several types of stock-related grants can be made under the Equity Incentive Plan. A summary of the grants is set forth below:

        Stock Options.    The Equity Incentive Plan authorizes the Compensation Committee to grant options to purchase Company Common Stock at an exercise price which cannot be less than 100% of the fair market value of such stock on the date of the grant. The Equity Incentive Plan permits optionees to pay the exercise price of options in cash, shares of Company Common Stock (valued at its fair market value on the date of exercise), or a combination thereof. As noted above, the Compensation Committee may grant ISOs, NQSOs, or a combination thereof. The principal difference between ISOs and NQSOs is their tax treatment. See "Certain Federal Income Tax Consequences" below.

        SARs.    The Equity Incentive Plan authorizes the Compensation Committee to grant SARs either in conjunction with all or part of any stock option granted under the Equity Incentive Plan or independently of any option. Subject to the limits noted in "Plan Features" above, the Compensation Committee shall have complete discretion in determining the number of SARs granted to each participant. An SAR entitles the holder to receive, upon exercise, the excess of the fair market value of a specified number of shares of Company Common Stock at the time of exercise over the grant price. Such amount will be paid to the holder in cash, shares of Company Common Stock (valued at its fair market value on the date of exercise), or a combination thereof, as the Compensation Committee may determine.

        Restricted Stock and Restricted Stock Units.    The Equity Incentive Plan authorizes the Compensation Committee to grant restricted stock and restricted stock units to individuals with such restriction periods as the Compensation Committee may designate. The Compensation Committee may, prior to granting shares of restricted stock or awarding restricted stock units, designate certain participants as "Covered Employees" upon determining that such participants are or are expected to be "covered employees" within the meaning of Section 162(m)(3) of the Internal Revenue Code. The Compensation Committee shall, in the case of Covered Employees, and may, in the case of other participants, condition the vesting of restricted stock awards and restricted stock units upon the attainment of performance goals. These performance goals must be based on the attainment of specified levels relating to one or more of the business criteria described above in "Material Terms of Performance Goals and Amendment to the Plan" and set forth in Appendix B. With respect to Covered Employees, the performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Internal Revenue Code and shall be established by the Compensation Committee within the time prescribed by Section 162(m) of the Internal Revenue Code and related regulations. With respect to participants who are not Covered Employees, the Compensation Committee may establish other subjective or objective performance goals, including individual goals, it deems appropriate. The provisions of restricted stock awards and restricted stock units (including any applicable performance goals) need not be the same with respect to each participant. In no event may any award of restricted stock or restricted stock units vest prior to six months following the grant of the award. Prior to vesting, participants holding shares of restricted stock may vote and receive dividends with respect to such shares of restricted stock. No voting rights or dividend equivalent rights apply to restricted stock units. Vested awards of restricted stock units shall be paid in the form of shares of Company Common Stock. The Committee may allow participants to defer the receipt of restricted stock unit payouts. Restricted stock and restricted stock units may not be sold, transferred, pledged, assigned or otherwise encumbered. Other than these restrictions on transfer, and any other restrictions the Compensation Committee may impose, the participant will have all the rights of a holder of stock holding the class or series of stock that is the subject of the restricted stock award.

        The Compensation Committee will have the authority to determine the participants to whom and the time or times at which shares of restricted stock and restricted stock units shall be awarded, the number of shares of restricted stock and restricted stock units to be awarded to any participant, and any other terms and conditions of an award.

        Performance Units and Performance Shares.    The Equity Incentive Plan authorizes the Compensation Committee to grant performance units and performance shares. Subject to the limits noted in "Plan Features" above, the Compensation Committee shall have complete discretion in determining the number of performance units and performance shares granted to each participant. Each performance unit shall have an initial value that is established by the Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of Company Common Stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of performance units and performance shares that will be paid out to participants. These performance goals must be based on the attainment of specified levels relating to one or more of the business criteria described above in "Material Terms of Performance Goals and Amendment to the Plan" and set forth in Appendix B. The same conditions noted in the preceding description of "Restricted Stock and Restricted Stock Units" with respect to "Covered Employees" also apply to the grant of any performance units or performance shares to employees. The time period during which the performance goals must be met (the "Performance Period") shall, in all cases, exceed six months in length. After the Performance Period has ended, the holder of performance units or performance shares shall be entitled to receive a payout on the number of performance units or performance shares earned by the participant over the Performance Period, to the extent to which the corresponding performance goals have been achieved. Payment of earned performance units or performance shares shall be made in a single lump sum, within 45 days following the close of the applicable Performance Period. The Compensation Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, shares of Company Common Stock (valued at its fair market value on the date of exercise), or a combination thereof, which have an aggregate fair market value equal to the value of the earned performance units or performance shares at the close of the applicable Performance Period.

        The Compensation Committee will have the authority to determine the participants to whom and the time or times at which performance units and performance shares shall be awarded, the number of performance units and performance shares to be awarded to any participant, the duration of the award cycle, and any other terms and conditions of an award.

        Amendment and Discontinuance.    The Equity Incentive Plan may be terminated, amended, or modified by the Compensation Committee, with the approval of the Board of Directors, but no termination, amendment, or modification may adversely affect, in any material way, any award previously granted under the Equity Incentive Plan, without the written consent of the affected participant. Future amendments to the Equity Incentive Plan will not require the approval of shareholders except to the extent required by applicable law or stock exchange rules. The Equity Incentive Plan does not have a set termination date.

        Changes in Capitalization; Change in Control.    In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the shares of Company Common Stock, the number of shares of Company Common Stock which may be delivered under the Equity Incentive Plan, and the number and/or price of shares subject to outstanding options, SARs, restricted stock and restricted stock units granted under the Equity Incentive Plan shall be adjusted as determined by the Compensation Committee in order to prevent dilution or enlargement of rights. In the event of a Change in Control (as defined in the Equity Incentive Plan) of the Company (a) any and all options and SARs granted under the Equity Incentive Plan will become immediately exercisable; (b) any restriction periods and restrictions imposed on restricted shares will lapse, and within ten business days after the occurrence of a Change in Control, the stock certificates representing shares of restricted stock, without any restrictions or legend thereon, shall be delivered to the applicable participants; (c) any vesting requirements or other restrictions applicable to restricted stock units shall be deemed satisfied as of the effective date of the Change in Control, and shares equivalent to the number of shares of restricted stock units granted shall be paid to participants within thirty days following the effective date of the Change in Control; (d) the target value attainable under all performance units and performance shares shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and shall be paid out in cash to participants within 30 days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to performance units or performance shares which were granted less than six months prior to the effective date of the Change in Control; and (e) the Compensation Committee shall have the authority to make any modifications to the Awards as determined by the Compensation Committee to be appropriate before the effective date of the Change in Control.

Certain Federal Income Tax Consequences

        The following is a brief summary of the Company's understanding of the principal federal income tax consequences of grants made under the Equity Incentive Plan based upon the applicable provisions of the Internal Revenue Code in effect on the date hereof. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

        NQSOs and SARs.    Upon the grant of a nonqualified option (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be entitled to a deduction. Upon the exercise of such an option or SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the option price (the "spread"), or the consideration paid to the optionee upon exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

        ISOs.    An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum taxable income, and thereby may subject the optionee to the alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his or her ISO with which to pay such tax.

        Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO, or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

        Restricted Stock. A participant who is granted restricted stock may make an election under Section 83(b) of the Internal Revenue Code to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted may be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, then the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is generally entitled to an income tax deduction for any compensation income taxed to the participant, subject to the provisions of Section 162(m) of the Internal Revenue Code.

        Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income until the restricted stock unit becomes vested and the participant is in receipt of the stock distributed in payment of the award, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered. If a participant is provided with the opportunity to defer the receipt of the payment of the restricted stock unit award, and the participant timely elects to defer the receipt of the award, the participant will realize ordinary income equal to the full fair market value of the shares at the time the shares are actually delivered to the participant. At the time the participant recognizes income, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the participant, subject to the provisions of Section 162(m) of the Internal Revenue Code.

        Performance Units and Performance Shares. A participant who has been granted a performance unit or performance share award will not realize taxable income until the applicable award cycle expires and the participant is in receipt of the stock or cash distributed in payment of the award, at which time such participant will realize ordinary income equal to the full fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the participant, subject to the provisions of Section 162(m) of the Internal Revenue Code.

New Plan Benefits

        Because grants are made at the sole discretion of the Compensation Committee, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any person or group of persons under the Equity Incentive Plan if the material terms of the performance goals, as amended, are approved. This determination will be made by the Compensation Committee. Grants that have been made under the Equity Incentive Plan to certain executive officers for 2003 are reported in the "Option/SAR Grants in Last Fiscal Year" table below and grants to directors for fiscal years 2003 and 2004 are described under "CORPORATE GOVERNANCE—Compensation of Directors" above.

        The Board of Directors unanimously recommends a vote "FOR" the re-approval of the material terms of the performance goals, as amended, in the Equity Incentive Plan.

        If approved, the Equity Incentive Plan will be modified to include the amendment as described and will provide substantially as set forth in the amended Equity Incentive Plan attached hereto as Appendix B. If shareholder approval is not obtained, the Equity Incentive Plan will remain in effect without the amendment.

        Vote Required:    If a quorum exists, the affirmative vote of a majority of the votes cast will be required for re-approval of the material terms of the performance goals of the Equity Incentive Plan, as amended. Because abstentions and broker non-votes, if any, are not considered votes cast, neither will have an effect on the vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership (as that term is defined in Rule 13d-3 under the Exchange Act of shares of Common Stock by (1) each person or entity known to the Company to own beneficially more than 5% of the shares of the outstanding Common Stock, (2) each director and each nominee for director of the Company, (3) each executive officer of the Company named in the "Summary Compensation Table" below, and (4) all current directors and executive officers of the Company as a group. Unless otherwise indicated, each shareholder listed below has sole voting and dispositive power with respect to shares of Common Stock beneficially owned. Information is as of March 22, 2004, for directors, nominees for director and executive officers. Information for 5% shareholders (other than Mr. Miller) is as disclosed in reports regarding such ownership filed with the Securities and Exchange Commission in accordance with Sections 13(d) or 13(g) of the Exchange Act.

Name and Address	Number of Shares Beneficially Owned(1)	Percent of Class
Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,091,400	8.1%
Wellington Management Company, LLP(2) 75 State Street Boston, MA 02109	1,076,200	7.9
Barclays Global Investors, N.A.(3) 45 Fremont Street San Francisco, CA 94105	992,080	7.3
Samuel V. Miller(4) 3100 AMS Boulevard Green Bay, WI 54313	921,199	6.4
Kennedy Capital Management, Inc.(5) 10829 Olive Boulevard St. Louis, MO 63141	896,825	6.6
Friess Associates LLC 115 E. Snow King Jackson, WY 83001	811,000	6.0
Roger H. Ballou	23,315	*
W. Francis Brennan	19,866	*
Mark A. Brodhagen	14,866	*
Louis C. Fornetti	2,300	*
Eugene A. Menden	40,066	*
Edward L. Meyer, Jr.	14,866	*
Michael T. Riordan(4)(6)	47,966	*
H.T. Richard Schreyer(4)	21,523	*
Frank L. Skillern	34,866	*
J. Gus Swoboda	42,366	*
John R. Lombardi	18,750	*
James C. Modaff	234,875	1.7
Thomas G. Zielinski	225,375	1.6
Timothy F. O'Keefe	45,000	*
All current directors and executive officers as a group: 18 persons(4)	1,916,552	12.5

*
Less than 1%.

(1)
Includes the following number of shares which the individual has the right to acquire within 60 days of March 22, 2004, upon the exercise of stock options: Mr. Miller, 816,193 shares; Mr. Ballou, 15,899 shares; Mr. Brennan, 7,566 shares; Messrs. Brodhagen, Meyer and Schreyer, 12,566 shares each; Messrs. Menden, Riordan, and Swoboda, 38,566 shares each; Mr. Skillern, 22,566 shares; Mr. Lombardi, 18,750 shares; Mr. Modaff, 234,875 shares; Mr. Zielinski, 216,875 shares; Mr. O'Keefe, 45,000 shares; and all directors and executive officers as a group, 1,722,731 shares. Also includes the following number of shares which the individual has the right to acquire within 60 days of March 22, 2004, in the event of termination of employment or termination of service as a director, for deferred stock or deferred stock units payable solely in Common Stock: Mr. Miller, 73,506 shares; Mr. Ballou, 3,116 shares; Mr. Schreyer, 4,657 shares; and all directors and executive officers as a group, 81,279 shares.

(2)
Wellington Management Company, LLP has shared voting power with respect to 704,000 shares and shared dispositive power with respect to 1,076,200 shares beneficially owned and does not have sole voting power or sole dispositive power with respect to any shares.

(3)
Barclays Global Investors, N.A. has sole voting power and sole dispositive power with respect to 781,727 shares. Barclays Global Fund Advisors has sole voting power and sole dispositive power with respect to 106,684 shares. Both Barclays entities maintain the same principal business office.

(4)
Includes the following shares owned jointly with such person's spouse, with respect to which such person shares voting power and dispositive power: Mr. Miller, 6,500 shares; Mr. Riordan, 5,000 shares; Mr. Schreyer, 2,000 shares; and all directors and executive officers as a group, 14,500 shares.

(5)
Kennedy Capital Management, Inc. has sole voting with respect to 835,975 shares and sole dispositive power with respect to 896,825 shares.

(6)
Includes 770 shares owned by a non-profit charitable foundation under Section 501(c)(3) of the Internal Revenue Code for which Mr. Riordan is trustee. Mr. Riordan disclaims beneficial ownership for such shares.

EXECUTIVE COMPENSATION

        The following table summarizes the total compensation paid by the Company to the Chief Executive Officer and the four other most highly compensated executive officers of the Company (the "Named Executive Officers") for services rendered to the Company for the fiscal years ended December 31, 2003, 2002 and 2001.

Summary Compensation Table

		Annual Compensation				Long-Term Compensation
Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Other Annual Compensa- tion ($)(2)		Restricted Stock Awards ($)			Securities Underlying Options/ SARs (#)(3)	All Other Compensa- tion ($)(4)
Samuel V. Miller Chairman of the Board, President & Chief Executive Officer	2003 2002 2001	$700,000 700,000 700,000	$490,000 725,000 700,000	$986 3,142 5,619		$	— — 138,750	(5)	135,500 160,000 —	$59,850 62,930 27,000
John R. Lombardi(6) Executive Vice President, Chief Financial Officer & Treasurer	2003 2002 2001	211,154 — —	190,300 — —	93,750 — —	(7)		— — —		75,000 — —	8,868 — —
James C. Modaff Executive Vice President & Chief Actuary	2003 2002 2001	310,154 298,308 286,508	222,400 306,000 304,200	6,720 7,601 7,748			— — —		42,500 — 50,000	25,878 37,355 13,057
Thomas G. Zielinski Executive Vice President of Operations	2003 2002 2001	310,154 298,308 286,508	222,400 306,000 304,200	8,483 13,118 10,901			— — —		42,500 — 50,000	25,878 37,355 11,985
Timothy F. O'Keefe(6) Senior Vice President & Chief Marketing Officer	2003 2002 2001	258,462 246,154 —	158,700 252,500 —	2,964 1,847 —			— — —		30,000 75,000 —	8,400 11,577 —

(1)
Bonus amounts represent amounts earned under incentive bonus plans and Mr. Miller's employment contract, and include new hire recruitment bonuses for Messrs. Lombardi and O'Keefe (see footnote 6). The following amounts represent annual bonus awards paid pursuant to the Executive Annual Incentive Plan: Mr. Miller, $249,600 for 2003, $527,800 for 2002 and $483,000 for 2001; Mr. Lombardi, $70,300 for 2003; Mr. Modaff, $97,600 for 2003, $205,500 for 2002 and $179,200 for 2001; Mr. Zielinski, $97,600 for 2003, $205,500 for 2002 and $179,200 for 2001; and Mr. O'Keefe, $68,700 for 2003 and $98,250 for 2002.

(2)
Amounts represent reimbursement for the payment of taxes related to compensation recognized in connection with moving or relocation expenses and the personal use of Company vehicles and airplane. Such amounts also include the costs of moving and relocation expenses for Mr. Lombardi (see footnote 7). The amounts indicated do not include perquisites and other personal benefits for Named Executive Officers whose perquisites did not exceed the lesser of $50,000 or 10% of the officer's total annual salary and bonus.

(3)
These options are granted under the Company's Equity Incentive Plan, which permits limited transfers of nonqualified stock options to certain members of the optionee's immediate family or to a trust for their benefit.

(4)
Amounts represent the Company's matching contributions to the Company's retirement savings plan and nonqualified executive retirement plan.

(5)
Consists of a grant of 25,000 shares of restricted Common Stock pursuant to an agreement entered into with Mr. Miller on July 9, 2001. The closing price of the Company's Common Stock was $5.55 on the grant date. The restricted stock grant was subject to vesting on the earlier of five years from the date of grant or the date on which shares of the Company's Common Stock traded at $10.25 per share or more for 10 consecutive trading days. The restricted stock vested on December 14, 2001, with a value of $266,250 based on the $10.65 closing price of Common Stock on that date.

(6)
Mr. Lombardi and Mr. O'Keefe became employees of the Company on April 14, 2003 and January 2, 2002, respectively.

(7)
Includes $56,931 in connection with moving and relocation expenses and $36,819 for the payment of taxes related to compensation recognized in connection with moving and relocation expenses and the personal use of a Company vehicle.

        The following table details the stock options granted to the Named Executive Officers during 2003, each of which was granted pursuant to the Equity Incentive Plan. No stock appreciation rights ("SARs") were granted during 2003.

Option/SAR Grants in Last Fiscal Year(1)

	Individual Grants
					Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation For Option Term(2)
	Number of Securities Underlying Options/SARs Granted (#)	Percent of Total Option/SARs Granted to Employees in Fiscal Year
Name			Exercise or Base Price ($/Share)	Expiration Date
					5% ($)	10% ($)
Samuel V. Miller	135,500	30.0%	$14.41	1/19/2015	$1,553,955	$4,175,405
John R. Lombardi	75,000	16.6	14.67	4/13/2015	875,640	2,352,803
James C. Modaff	42,500	9.4	14.41	1/19/2015	487,403	1,309,629
Thomas G. Zielinski	42,500	9.4	14.41	1/19/2015	487,403	1,309,629
Timothy F. O'Keefe	30,000	6.6	14.41	1/19/2015	344,049	924,444

(1)
The grants consisted entirely of nonqualified stock options granted pursuant to the Equity Incentive Plan. All options granted to the Named Executive Officers have a term of 12 years, subject to earlier expiration in certain events related to termination of employment. The options were granted at 100% of the fair market value of the Company's Common Stock on the date of grant and become exercisable as to 25% of such options on each of the first four anniversaries of the date of grant. Exercisability of unvested options is accelerated in the event of the optionee's death or disability, or upon termination of employment as a result of a change in control. A change in control generally occurs upon (1) any person, or group as defined in Section 13(d)(3) of the Exchange Act, becoming the beneficial owner of 40% or more of the Company's outstanding voting securities, (2) a merger, consolidation or reorganization of the Company with another entity in which the outstanding voting securities of the Company are converted into less than 60% of the voting securities of the surviving entity, (3) a sale of all or substantially all of the assets of the Company, (4) a majority of the Board of Directors of the Company are replaced as a result of an actual or threatened contested election of directors, or (5) the shareholders approve a plan of liquidation or dissolution of the Company. Except in the event of termination of employment as a result of a change of control, no option may be exercised within the first six months following the date of grant. The options permit limited transfers to certain members of the optionee's immediate family or to a trust for their benefit.

(2)
The ultimate values of the options will depend on the future market price of the Company's stock, which cannot be forecast with reasonable accuracy. The actual value, if any, an optionee will realize upon exercise of an option will depend on the excess of the market value of the Company's Common Stock over the exercise price on the date the option is exercised. There is no assurance that the value realized by an optionee will be at or near the assumed 5% and 10% annual rates of stock price appreciation shown in this table.

        Information on stock options exercised in 2003 and the number of unexercised options and the total value of unexercised in-the-money options at December 31, 2003, are also shown in the following table. No SARs were outstanding at December 31, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year
And Fiscal Year End Option/SAR Values

			Number of Securities Underlying Unexercised Option/SARs at FY-End (#)		Value of Unexercised In-the-Money Options/SARs at FY-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Samuel V. Miller	100,000	$1,561,245	742,318	305,500	$8,545,377	$3,167,380
John R. Lombardi	—	—	—	75,000	—	581,250
James C. Modaff	20,000	328,400	224,250	81,250	3,084,701	882,872
Thomas G. Zielinski	45,000	700,748	206,250	81,250	2,970,578	882,872
Timothy F. O'Keefe	—	—	18,750	86,250	196,313	829,238

(1)
The value of unexercised in-the-money options represents the positive spread between the $22.42 per share closing price of the Company's Common Stock as reported on the New York Stock Exchange composite tape on December 31, 2003, and the exercise price of unexercised options. The actual amount, if any, realized upon exercise of options will depend on the market price of the Common Stock relative to the per share exercise price at the time the option is exercised.

        The following table summarizes information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's equity compensation plans as of December 31, 2003.

Equity Compensation Plan Information

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders(1)	2,635,762		$10.47		50,413
Equity compensation plans not approved by security holders(2)	81,973	(3)	N/A	(3)	—	(4)

Total	2,717,735		$10.47		50,413

(1)
Equity compensation plans approved by security holders include the Company's Equity Incentive Plan and the Company's 1995 Director Stock Option Plan.

  The Equity Incentive Plan was approved by shareholders on May 26, 1993. Subsequent amendments to the Equity Incentive Plan were approved by shareholders on October 30, 1996, May 27, 1998, and May 27, 1999. An amendment to the performance goals contained in the Equity Incentive Plan also is being considered at the Meeting. The Equity Incentive Plan is designed to permit the grant of not more than a total of 4,000,000 shares of Common Stock (not more than 250,000 shares annually to any participant) in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units to officers, directors and key employees of the Company and its subsidiaries. No participant may be granted performance units in any one calendar year that when payable would exceed $3,000,000. The purpose of the Equity Incentive Plan is to promote the success and enhance the value of the Company by linking the personal interests of participants to those of the Company's shareholders, and by providing participants with an incentive for outstanding performance. The 4,000,000 shares authorized under the Equity Incentive Plan may be either authorized but unissued or treasury shares.

  The 1995 Director Stock Option Plan was approved by shareholders May 31, 1995, and amended and re-approved by shareholders on June 30, 1998. The 1995 Director Stock Option Plan provides new directors that are not employees of the Company or its affiliates with a stock option grant upon their election to the Board of Directors to purchase 5,000 shares of Common Stock. The 1995 Director Stock Option Plan permits the grant of not more than 75,000 shares of Common Stock.

(2)
Equity plans not approved by security holders include a Deferred Stock Agreement between the Company and Samuel V. Miller effective as of November 17, 1998 (the "Deferred Stock Agreement"), and the Directors Deferred Compensation Plan effective January 1, 2000.

  Pursuant to the Deferred Stock Agreement, the Company agreed to issue 73,506 shares of Common Stock ("Deferred Stock") to Mr. Miller provided certain vesting requirements were satisfied. The Deferred Stock vested on November 17, 2002, and will be issued on January 2nd of the year following Mr. Miller's termination of employment. Mr. Miller has the right to receive stock dividends, if any, on the Deferred Stock.

  Pursuant to the Directors Deferred Compensation Plan, 8,467 stock units, payable on a one-for one-basis in shares of Common Stock, were credited to stock unit accounts as of December 31, 2003. The Directors Deferred Compensation Plan allows non-employee directors of the Company to defer the receipt of their annual retainer and meeting fees otherwise payable for serving on the Board of Directors. Prior to December 31 of each year, non-employee directors may irrevocably elect to participate in the Company's Directors Deferred Compensation Plan for the following year. Fees can be deferred into a stock unit account or an interest bearing account established on the director's behalf. Fees deferred into stock unit accounts are credited with shares of Common Stock based on the closing price of the Common Stock on the last trading day of the calendar quarter. Deferred compensation is distributed following the termination of the director's service to the Company either in a lump sum or up to ten annual installments as elected by the director. Distributions from stock unit accounts are made solely in shares of Common Stock.

(3)
The Deferred Stock and the deferred stock units issuable under the Directors Deferred Compensation Plan are included in column (a), but because there is no "exercise price" associated with the Deferred Stock or the deferred stock units, no amount is reflected in column (b).

(4)
The Directors Deferred Compensation Plan does not reserve a set number of shares of Common Stock.

Employment and Related Agreements

        Mr. Miller is a party to an Employment Agreement (the "Miller Agreement") with the Company dated as of September 28, 2000, as amended, which supersedes an Employment and Noncompetition Agreement dated as of April 7, 1998. The Miller Agreement contains customary employment terms. The terms of the Miller Agreement, which contained an initial term expiring on December 31, 2003, provide for automatic one-year extensions (unless notice not to extend is given by either party at least 30 days prior to the end of the effective term). The term of the Miller Agreement has been automatically extended until December 31, 2004. The Miller Agreement provides for an annual base salary of $700,000 and annual performance bonuses ranging from zero to 132% of base salary. Such performance bonus amounts are dependent upon the achievement of target performance goals determined by the Compensation Committee under the Executive Annual Incentive Plan and on a qualitative evaluation of individual job performance. Any portion of Mr. Miller's performance bonuses not deductible as a result of Section 162(m) of the Internal Revenue Code is deferred and held in a rabbi trust. In the event of termination of Mr. Miller's employment by the Company without "cause" (as defined in the Miller Agreement), resignation by Mr. Miller for "good reason" (as defined in the Miller Agreement) or if the Company does not renew the Miller Agreement, Mr. Miller will be entitled to receive payments equal to three times his base salary and three times the average of his performance bonus earned for the two most recent fiscal years preceding employment termination. In addition, Mr. Miller will be entitled to continuation of medical and dental coverage for three years. The Miller Agreement also includes noncompetition and confidentiality provisions.

        Messrs. Lombardi, Modaff, Zielinski and O'Keefe participate in the American Medical Security Group, Inc. Change of Control Severance Benefit Plan, as amended, (the "Severance Plan"). Benefits are payable under the Severance Plan if, during a period beginning six months prior to a "change of control" and ending on the second anniversary of a change of control, (1) the participant's employment is terminated by the Company, except for "cause," as defined in the Severance Plan, death or disability, or (2) the participant voluntarily terminates employment with "good reason," as defined in the Severance Plan. For purposes of the Severance Plan, a "change of control" shall have occurred upon (1) any person, or group as defined in Section 13(d)(3) of the Exchange Act, becoming the beneficial owner of 40% or more of the Company's outstanding voting securities, (2) a merger, consolidation or reorganization of the Company with another entity in which the outstanding voting securities of the Company are converted into less than 60% of the voting securities of the surviving entity, (3) a sale of all or substantially all of the assets of the Company, (4) a majority of the Board of Directors of the Company are replaced as a result of an actual or threatened contested election of directors, or (5) the shareholders approve a plan of liquidation or dissolution of the Company. Severance Plan benefits include the payment of severance equal to the sum of (1) three times the higher of the executive's current salary or average salary for the prior two years, (2) three times the higher of the executive's target bonus for the year of employment termination or annual bonus received for the prior year, and (3) the amount of the executive's target bonus for the year of employment termination prorated for the portion of the year prior to termination. In addition, the Company would also provide health, dental, long-term disability and life insurance coverage for the same periods of time. In the event the executive qualifies for severance benefits under any other agreement with the Company, benefits payable under the Severance Plan are reduced by the amount of the benefits paid pursuant to the other agreement. The Miller Agreement provides for the payment of severance benefits to Mr. Miller following termination of employment as a result of a change of control on substantially the same terms as payments under the Severance Plan to the other executives in the event of a change of control.

        In connection with the employment offers accepted by Messrs. Lombardi, Modaff and Zielinski, the Company has also agreed to provide Messrs. Lombardi, Modaff and Zielinski with severance benefits in the event of termination of their employment by the Company without cause. These benefits include payments equal to one year's salary and medical insurance coverage for one year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

        The Compensation Committee of the Board of Directors (the "Compensation Committee") is comprised of four independent, non-employee directors. The Compensation Committee establishes and directs the administration of all programs under which executive compensation is paid or awarded to the Company's executive officers. In addition, the Compensation Committee evaluates executive officer performance and assesses the overall effectiveness of the Company's executive compensation programs.

Compensation Philosophy and Objectives

        The Company's compensation and benefit programs are designed to:

  •
  Attract and retain top-level executive talent required to attain the Company's short-and long-term goals.

  •
  Motivate executives to achieve the goals of the Company's business strategy.

  •
  Link executive and shareholder financial interests through appropriate long-term incentives.

  •
  Provide executives with a compensation package that recognizes individual contributions and overall business results.

Elements of Executive Compensation

        The elements of executive compensation for 2003 included base salary, an annual incentive program and an equity incentive plan. The Compensation Committee's decisions with respect to each of these elements are discussed below. While the elements of compensation described in this report are considered separately, the Compensation Committee takes into account the full compensation package afforded by the Company to the individual, including salary, incentive compensation, retirement and other benefits. In reviewing the individual performance of the executives whose compensation is detailed in this Proxy Statement, other than the Chief Executive Officer ("CEO"), the Compensation Committee takes into account the views of the CEO.

        The Compensation Committee reviews the Company's executive compensation program to ensure that there is appropriate linkage between Company performance and executive compensation and that pay practices are competitive. This process includes consultation with a national compensation and benefits consultant on issues of base salary, annual incentive awards and long-term incentive compensation. In establishing compensation levels for 2003, the Compensation Committee relied on a 2002 comparison of the Company's executive compensation against an appropriate peer group and 2003 general industry data and trends reported and published in surveys evaluating executive compensation.

        The established peer group consists of a group of companies against which the Company competes in the marketplace and competes for executive talent. The peer group includes a composite of health and life insurance companies as surveyed by the executive compensation consultant engaged by the Committee. Because many of the peer group companies are significantly larger than the Company, peer group compensation data is statistically regressed for purposes of compensation comparisons in order to ascertain the predicted level of compensation for an organization with annual revenue comparable to the Company's. The companies in this peer group continue to comprise the peer index included in the Performance Graph contained in this Proxy Statement.

Base Salary

        Base salaries for executive officers are initially determined by evaluating and comparing the responsibilities of their positions and experiences and by reference to the competitive marketplace for executive talent. Qualitative factors including time in position, responsibilities and experience are also considered in establishing base salaries. Base salary adjustments for 2003 were based on the median rate of salary increases for companies similar in size to the Company from a broad cross-section of industries, which is intended to maintain the median competitive position relative to the peer group. The CEO's base salary is set by contract and discussed below.

Annual Incentive Compensation

        The Company's executive officers are eligible for cash bonuses under the Company's executive management incentive program (the "Management Program"). The Management Program emphasizes the achievement of internal financial goals that are aligned with the interest of the Company's shareholders. Bonuses paid under the Management Program have two separate and independent components: (1) achievement of corporate performance goals under the Executive Annual Incentive Plan, and (2) an assessment of specific job performance characteristics, or a sales objective, depending on the executive's position. Sixty percent of the executive's total bonus is based on achievement of corporate performance goals under the Executive Annual Incentive Plan and 40% of the total bonus is based upon a qualitative evaluation of individual job performance or achievement of sales goals. The corporate performance factors under the Executive Annual Incentive Plan for 2003 were earnings before interest, taxes, depreciation and amortization ("EBITDA") and revenue. The revenue factor was added in 2003 to recognize the importance of growing the Company's business. For 2003, the Committee used the same level of target incentive opportunities as the prior year. The Committee believes target annual incentive opportunities, when combined with base salaries, remain approximately at the competitive median of the peer group.

        The Management Program is designed to align executive compensation with the profitability of the Company and to reward those executives who made significant contributions to the Company's business objectives. Participants in the Management Program are high performers around whom the Company's high performance work culture is built. The Compensation Committee uses discretion in evaluating each executive's individual performance.

        For 2003, the potential range of bonus awards under the Management Program for executive officers (other than the CEO) was zero to 120% of annual base salary with the actual payouts ranging from 30% to 71% of base salary. Bonus awards for corporate performance as determined under the Executive Annual Incentive Plan were based on achieving EBITDA above target levels but not achieving revenue goals. Bonus awards for individual performance were based on a subjective assessment of each executive's performance with input from the CEO, or achievement of specific sales levels in the case of the chief marketing officer. The performance awards for fiscal 2003 were paid in the first quarter of 2004.

Long-Term Incentive Compensation

        Long-term incentives are provided pursuant to the Company's Equity Incentive Plan as amended, which provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units.

        The purpose of long-term incentives is to promote the success and enhance the value of the Company by linking the personal interests of employees to those of the Company's shareholders, and by further providing employees that receive awards under the Equity Incentive Plan with an incentive for outstanding performance. When awarding long-term incentives, the Compensation Committee considers competitive compensation practices, general industry data, the executive's level of responsibility, prior experience and historical award data.

        The Compensation Committee is responsible for administering the Equity Incentive Plan. Currently, only nonqualified stock options have been granted to officers under the Equity Incentive Plan. The stock option grants are designed to motivate employees to maximize shareholder value and maintain a medium to long-term perspective. Option grants are made at no less than the fair market price on the date of grant and generally become exercisable in equal annual installments over a four-year term, expiring no later than 12 years after the date of grant. All full-time active employees of the Company are eligible to participate in the Equity Incentive Plan.

        During 2003, the executive officers named in the compensation table received stock option grants to purchase an aggregate of 190,000 shares of Company Common Stock not including the stock options granted to the CEO discussed below. When determining the size of these grants, the Compensation Committee considered internal equity among executives, recommendations of the CEO, marketplace trends in long-term incentive compensation, the executive's performance and Company performance.

Chief Executive Officer Compensation

        Mr. Miller became the CEO of the Company in 1998. On September 28, 2000, he entered into a new employment and noncompetition agreement with the Company with a term ending on December 31, 2003 (the "Miller Agreement"). The Miller Agreement provides for automatic one-year extensions (unless notice not to extend is given by either party at least 30 days prior to the end of the effective term). The term of the Miller Agreement has been automatically extended until December 31, 2004. Under the terms of the Miller Agreement, Mr. Miller's annual base salary is $700,000 and he is eligible for annual performance bonuses ranging from zero to 132% of base salary. Mr. Miller's annual performance bonuses are based 60% on Company performance criteria, which are established by the Compensation Committee under the Executive Annual Incentive Plan, and 40% on individual performance. For 2003, Mr. Miller participated in the Management Program described above, and EBITDA and revenue were used for the corporate performance component under the Executive Annual Incentive Plan.

        The 2003 bonus award for the corporate performance component of Mr. Miller's award under the Executive Annual Incentive Plan was based on achievement of EBITDA above target levels but not achieving revenue goals. The separate individual performance component of Mr. Miller's 2003 bonus was based on a subjective assessment of his leadership in implementing the Company's tactical plans and progress on the Company's strategic plans. For 2003, Mr. Miller received annual performance bonuses totaling $490,000 or 70% of base salary.

        In January 2003, Mr. Miller received stock options to purchase 135,500 shares of Company Common Stock at an exercise price of $14.41 as detailed in the option grant table contained in this Proxy Statement. In determining the size of this stock option grant, the Committee considered marketplace trends in long-term incentive compensation, Mr. Miller's leadership abilities, his performance and Company performance. The Compensation Committee believes this equity interest provides an appropriate link to the interests of shareholders.

        Pursuant to the Miller Agreement, Mr. Miller participates in a deferral program whereby any portion of his annual performance bonus that is not deductible as a result of Section 162(m) of the Internal Revenue Code is deferred until he is no longer an employee of the Company or he is no longer considered a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code. Deferred amounts are held in a rabbi trust. Pursuant to an amendment to the Miller Agreement approved by the Committee effective January 1, 2004, and as recommended by the executive compensation consultant, deferred amounts are credited with interest at a rate equal to the five-year certificate of deposit annualized yield as reported in The Wall Street Journal on the first business day of each year.

Policy on Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code limits the Company's federal income tax deduction for compensation to its CEO and any of its four other highest paid executive officers to $1 million. Qualified performance-based compensation is not subject to the $1 million limitation, provided certain requirements of Section 162(m) are satisfied. These requirements include shareholder approval, and periodic re-approval of the material terms of performance goals in plans such as the Executive Annual Incentive Plan and the Equity Incentive Plan, which is the reason shareholders are being asked to approve the material terms of the performance goals, as amended, in the Equity Incentive Plan, as described in Proposal 2. In 2003, all compensation paid to executive officers met the requirements of Section 162(m) and was fully deductible by the Company.

Conclusion

        After its review of the total compensation program for the executives of the Company, the Compensation Committee continues to believe that these executive compensation policies and practices serve the interests of the shareholders and the Company effectively. We also believe that the various compensation programs offered are appropriately balanced to provide increased motivation for executive officers to contribute to the Company's overall future success, thereby increasing the value of the Company for the shareholders' benefit. The Compensation Committee will continue to monitor the effectiveness of the Company's total compensation program to meet the ongoing needs of the Company.

COMPENSATION COMMITTEE Roger H. Ballou, Chairman W. Francis Brennan Michael T. Riordan Frank L. Skillern

PERFORMANCE GRAPH

        The performance graph presented below provides cumulative shareholder return information for the Company on a five-year historical basis, as is required by Exchange Act reporting regulations. The performance graph compares the cumulative shareholder return of the Company's Common Stock for the five-year period ended December 31, 2003, to the cumulative total returns of the NYSE/AMEX/Nasdaq Stock Market and a peer group of issuers selected by the Company. The peer group consists of a composite of life and health insurance companies against which the Company competes in the marketplace. The following companies are included in the peer group: Aetna Inc.; Anthem, Inc.; UnitedHealth Group, Inc.; Humana, Inc.; Pacificare Health Systems, Inc.; Health Net, Inc. (f/n/a Foundation Health Systems, Inc.); Wellpoint Health Networks, Inc.; Oxford Health Plans, Inc.; Jefferson-Pilot Corp.; Unitrin, Inc.; and Sierra Health Services, Inc. The Company also has used this peer group for executive compensation comparison purposes.

        The graph assumes an investment of $100 in each of the Company's Common Stock, the NYSE/AMEX/Nasdaq Stock Market and the peer group of issuers on December 31, 1998, and assumes reinvestment of dividends. The line graph is not intended to be indicative of future stock performance.

Comparison of Cumulative Total Returns
From December 31, 1998 through December 31, 2003
Performance Graph
American Medical Security Group, Inc.

	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
American Medical Security Group, Inc.	$100.00	$41.92	$41.92	$86.99	$97.68	$156.65
NYSE/AMEX/Nasdaq Stock Market (US Companies)	100.00	125.23	111.02	99.19	78.69	103.74
Peer Group	100.00	87.17	143.71	145.09	165.71	234.09

AUDIT COMMITTEE REPORT

        The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements with management. This included a discussion of the quality, not just the acceptability, of the accounting principles applied, and the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also has reviewed and discussed with management the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations included in the Company's Annual Report on Form 10-K.

        The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles. The Audit Committee has discussed with the independent auditors the judgments of the independent auditors as to the quality, not just the acceptability, of the Company's accounting principles and such other matters that the independent auditors are required to discuss with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended, "Communications with Audit Committees." In addition, the Audit Committee has discussed with the independent auditors the independence of the auditors from management and the Company, including the matters received in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee considered the compatibility of nonaudit services provided by the audit firm with the auditors' independence.

        The Audit Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee also met with the internal auditor, with and without management present, to discuss the results of internal examinations.

        In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                          AUDIT COMMITTEE
                          H.T. Richard Schreyer (Chairman)
                          W. Francis Brennan
                          Eugene A. Menden
                          J. Gus Swoboda

AUDITORS AND PRINCIPAL ACCOUNTING FIRM FEES

        The Board of Directors, upon recommendation of the Audit Committee of the Board, has selected Ernst & Young LLP ("Ernst & Young") as independent auditors for the Company for the year ended December 31, 2004. Ernst & Young has examined the accounts of the Company each year since 1988. Representatives of Ernst & Young will be present at the Meeting, will be available to respond to questions and may make a statement if they so desire.

        The following table presents fees for professional audit services rendered by Ernst & Young for the audit of the Company's financial statements for the years ended December 31, 2002 and 2003, and fees billed for other services rendered by Ernst & Young during those periods. All services rendered by Ernst & Young are permissible under applicable laws and regulations and were pre-approved by the Audit Committee.

Accounting Firm Fees

Type of Fees	Year Ended December 31, 2002	Year Ended December 31, 2003
Audit Fees(1)	$436,050	$349,821
Audit-Related Fees(2)	19,140	27,402
Tax Fees(3)	19,425	9,390
All Other Fees(4)	5,500	1,500

Total	$480,115	$388,113

(1)
Audit fees were for professional services principally for the audit of the Company's annual financial statements, reviews of the financial statements included in the Company's quarterly reports on Form 10-Q, procedures related to registration statements, and services in connection with statutory and regulatory filings.

(2)
Audit-related fees were for professional services in conjunction with the audit of the Company's Retirement Savings Plan, consultation concerning financial accounting and reporting standards not included in audit fees, and other audit-related services.

(3)
Tax fees were for professional tax services, including review of the Company's tax returns and consultation on tax related matters.

(4)
All other fees were for reference materials and other miscellaneous administrative fees.

  Pre-Approval Policies and Procedures

        The Audit Committee has pre-approved the routine audit and non-audit services to be provided by Ernst & Young for 2004, subject to agreement on fees for the service, and delegated to the chairman of the Audit Committee the authority to pre-approve additional services that may be provided by Ernst & Young to the Company. The chairman of the Audit Committee is to report any decisions to pre-approve non-audit services to the Committee at its next scheduled meeting. The services pre-approved by the Audit Committee include the following:

  •
  Annual audit of financial statements for the Company (including quarterly reviews) and for the Company's separate subsidiaries and employee benefit plans;

  •
  Audit and other procedures related to Securities and Exchange Commission ("SEC") or other regulatory filings (such as Forms 10-K, 11-K, or S-8 procedures, issue of consents relating to auditor reports, state insurance department internal controls reports, or responding to regulatory inquiries, etc.), debt covenants, or other reports or procedures that generally only the auditor can provide;

  •
  State actuarial certifications;

  •
  Audit and other procedures, assistance and consultation related to new accounting and reporting matters and related questions that arise from time to time;

  •
  Attest procedures and other assistance relating to internal control reporting including consultation relating to internal control improvements for new or existing systems;

  •
  Review of income tax returns;

  •
  Tax consultation, research, and assistance relating to federal, state, and other compliance, planning and examination matters;

  •
  Tax, accounting and other assistance relating to potential or completed dispositions, acquisitions or restructuring; and

  •
  Annual subscription for EYOnline service.

CERTAIN TRANSACTIONS

Investment Management Agreement

        On March 16, 2000, United Wisconsin Life Insurance Company, a subsidiary of the Company, and Wellington Management Company ("Wellington") entered into an Investment Management Agreement. As of December 31, 2003, Wellington owned 8% of the Company's Common Stock. Pursuant to the Investment Management Agreement, Wellington has discretion to direct the investment and reinvestment of the Company's assets, subject to the Company's investment guidelines, to establish accounts and to execute securities transactions. Each year, Wellington is paid a fraction of one percent of the average market value of assets maintained in the Company's investment account(s). In 2003, 2002 and 2001 the Company paid Wellington $280,848, $249,239, and $227,836, respectively, for services rendered pursuant to the Investment Management Agreement.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's executive officers and directors and any persons who beneficially own in excess of 10% of the shares of the Common Stock to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission, the New York Stock Exchange and the Company.

        With the exception of a series of five transactions occurring within a nine-day period in a trust account for Mr. Riordan that resulted in three late reports, based upon a review of the information furnished to the Company, the Company believes that during the fiscal year ended December 31, 2003, its executive officers and directors and persons who beneficially owned in excess of 10% of the shares of Common Stock complied with all applicable Section 16(a) filing requirements.

OTHER MATTERS

        The Company knows of no other matters to come before the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons acting pursuant to the accompanying appointment of proxy form to vote the shares represented thereby in accordance with their best judgment.

SHAREHOLDER PROPOSALS

        Shareholder proposals for the 2005 Annual Meeting of Shareholders of the Company must be received no later than December 6, 2004, at the Company's principal executive offices, 3100 AMS Boulevard, Green Bay, Wisconsin 54313, directed to the attention of the Secretary, in order to be considered for inclusion in next year's annual meeting proxy material under Rule 14a-8 of the Securities and Exchange Commission's proxy rules.

        Under the Company's Bylaws, written notice of shareholder proposals for the 2005 Annual Meeting of Shareholders of the Company that are not intended to be considered for inclusion in next year's proxy material (shareholder proposals submitted outside the processes of SEC Rule 14a-8) must be received no later than February 4, 2005, and no earlier than January 5, 2005, at the Company's offices, directed to the attention of the Secretary, and such notice must contain the information specified in the Company's Bylaws. In order to be "timely" for purposes of Rule 14a-4 of the proxy rules, any such proposal must be submitted no later than February 4, 2005.

AMERICAN MEDICAL SECURITY GROUP, INC.

Timothy J. Moore Secretary
Green Bay, Wisconsin April 5, 2004

A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003, HAS BEEN PROVIDED IN THE COMPANY'S ANNUAL REPORT ACCOMPANYING THIS PROXY STATEMENT. AN ADDITIONAL COPY WILL BE PROVIDED WITHOUT CHARGE TO EACH RECORD OR BENEFICIAL OWNER OF THE COMPANY'S COMMON STOCK AS OF MARCH 22, 2004, ON THE WRITTEN REQUEST OF SUCH PERSON DIRECTED TO: TIMOTHY J. MOORE, SECRETARY, AMERICAN MEDICAL SECURITY GROUP, INC., 3100 AMS BOULEVARD, GREEN BAY, WISCONSIN 54313.

Appendix A

CORPORATE GOVERNANCE PRINCIPLES
AMERICAN MEDICAL SECURITY GROUP, INC.

(As amended February 18, 2004)

Role and Composition of the Board of Directors

        1.    Primary Functions.    The Board of Directors, which is elected by the shareholders, is the ultimate decision-making body of American Medical Security Group, Inc. (the "Company") except with respect to those matters reserved to the shareholders. Board members are expected to promote the best interests of shareholders in terms of corporate governance, fiduciary responsibilities, compliance with applicable laws and regulations, and maintenance of accounting, financial and other controls. The Board's primary responsibility is to provide effective guidance of the affairs of the Company for the benefit of its shareholders and other constituents. This includes overseeing the conduct of the Company's businesses and, where appropriate, approval of the Company's financial objectives, significant capital expenditures, material transactions not in the ordinary course, major corporate plans, and strategies and tactics. In addition, the Board selects the Chief Executive Officer ("CEO") and designates other executive officers who together with the CEO comprise the Company's executive management team and who are charged with the conduct of the Company's business. Having selected the executive management team, the Board acts as an advisor and counselor to executive management and ultimately monitors its performance.

        2.    Director Selection, Qualifications, Compensation and Board Size.    The Board is divided into three classes elected for three-year terms, which are to be as equal in size as possible, with the term of one class expiring each year. It is the policy of the Company that the Board consist of a significant majority of independent directors (as defined by New York Stock Exchange listing rules) and that the number of directors not exceed a number that can function efficiently as a body. The Corporate Governance and Nominating Committee, in consultation with the Chairman and CEO, considers and makes recommendations to the Board concerning the appropriate size and needs of the Board. The Corporate Governance and Nominating Committee considers candidates to fill vacant Board positions. Candidates are selected for their character, judgment, business experience and acumen. Experience at the policy-making level in business, government, education or technology, or special insight into material aspects of the Company's business are also among the relevant criteria. The Corporate Governance and Nominating Committee also considers the number of other directorships held by the candidate and any potential conflicts of interest. It is the Board's policy that individuals who have reached their 71st birthday may not stand for election or re-election as a director. Final approval of a candidate is determined by the full Board. The Compensation Committee periodically reviews the form and amount of compensation paid to directors, including consideration of customary compensation at other companies of comparable size or within the industry. Any changes in compensation are approved by the full Board. All directors are expected to own stock in accordance with stock ownership guidelines adopted by the Board from time to time. Directors are expected to tender their resignation when his or her principal business association changes substantially and is in potential conflict with the Company's business.

        3.    Committee Structure.    It is the general policy of the Company that the Board as a whole consider all major decisions. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to or required for the operation of a publicly owned insurance holding company. Currently these committees are the Executive Committee, Audit Committee, Compensation Committee, Corporate Governance and Nominating Committee, and Finance Committee. The Corporate Governance and Nominating Committee recommends the members and chairmen of these committees to the Board in consultation with the Chairman and CEO. The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are comprised solely of independent directors. Generally, Audit Committee members may not serve simultaneously on the audit committees of more than two other public companies, unless the Board affirmatively determines that such simultaneous service would not impair the member's ability to serve on the Company's Audit Committee. The Board also creates ad hoc committees from time to time to address non-recurring matters of significant concern or interest to the Company.

        4.    Director Orientation and Education.    In furtherance of its policy of having major decisions made by the Board as a whole, the Company has an orientation process for new Board members that includes relevant materials and meetings with key management. The Corporate Governance and Nominating Committee makes recommendations regarding director orientation and continuing education. All directors are encouraged to remain current with respect to key financial and governance issues and with respect to major business issues of the Company's industry.

        5.    Board Evaluation.    The Corporate Governance and Nominating Committee is responsible for initiating and directing the evaluation of the Board. The committee is also responsible for recommending to the Board guidelines and procedures used by directors in evaluating the performance of the Board and its committees.

        6.    Management Succession.    The Board plans for succession to the position of Chairman of the Board and CEO. To assist the Board, the Chairman and CEO periodically provides the Board with an assessment of senior managers and of their potential to succeed him or her. The Chairman and CEO also provides the Board with an assessment of persons considered potential successors to certain senior management positions.

        7.    Chairman and CEO.    It is currently the policy of the Company that one individual hold the position of Chairman of the Board and CEO. This combination has served the Company well over the years. The function of the Board in monitoring the performance of executive management of the Company is fulfilled by the presence of outside directors of stature who have a substantial knowledge of the business.

        8.    Executive Compensation.    The Compensation Committee is responsible for reviewing and approving corporate goals and objectives relevant to the Chairman and CEO's compensation, evaluating the Chairman and CEO's performance in light of those goals and objectives and setting the Chairman and CEO's compensation based on this evaluation. The Compensation Committee also is responsible for approving the compensation of other executive officers based on recommendations of the Chairman and CEO.

        9.    Communications with Stakeholders.    The Chairman and CEO is responsible for establishing effective communications with the Company's stakeholder groups, i.e., shareholders, customers, company employees, communities, suppliers, creditors and governmental agencies. It is the policy of the Company that management speaks for the Company. While it is recommended that meetings of outside directors with shareholders be conducted with management present, this policy is not intended to preclude outside directors from meeting with shareholders without management.

Functioning of the Board

        1.    Board Agendas and Attendance.    The Chairman of the Board and CEO sets the agenda for Board meetings with the understanding that certain items pertinent to the advisory and monitoring functions of the Board be brought to it periodically by the Chairman and CEO for review and/or decision. For example, the Board reviews the annual operating plan and strategic plan and monitors management's performance against the plans. Any member of the Board may request that an item be included on the agenda. Board members are expected to make every effort to attend all meetings of the Board and committees on which the director serves.

        2.    Board Materials.    Board and committee materials related to agenda items are provided to Board members sufficiently in advance of meetings where necessary to allow the directors to prepare for discussion of the items at the meeting. Directors also routinely receive monthly financial reports, press releases, analyst reports and other information designed to keep them informed of the material aspects of the Company's business performance and prospects.

        3.    Access to Management and Advisors.    Members of executive management recommended by the Chairman and CEO attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the executive responsible for that area of the Company's operations. In addition, Board members have free access to all other members of management of the Company. The Board and its committees also have access to the Company's outside counsel and auditors and may retain outside advisers with respect to issues relating to their activities.

        4.    Executive Sessions.    Executive sessions of outside directors without management present are held after most meetings of the Board and key committees to discuss whatever topics are deemed appropriate. Additional executive sessions of outside directors may be held from time to time as required. Executive sessions are held from time to time with the Chairman and CEO without other management present for general discussion of relevant subjects.

        The Board determines from time to time the director that acts as the chair at executive sessions of non-management directors. In the absence of any determination, it is the policy of the Company that the chair of the Corporate Governance and Nominating Committee of the Board will act as the chair at executive sessions of non-management directors. The Company will maintain a process for interested parties to communicate with the committee chair in accordance with New York Stock Exchange listing rules.

Functioning of Committees

        1.    Independent Committees.    The Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee consist of only independent directors as defined by New York Stock Exchange rules.

        2.    Meeting Agendas and Materials.    The frequency, length, and agenda of meetings of each of the committees are determined in consultation with the chair of the committee. The Secretary and other appropriate members of management prepare draft agendas and related background information for each committee meeting which, to the extent desired by the relevant committee chair, will be reviewed and approved by such chair in advance of distribution to the other committee members. Sufficient time to consider agenda items is provided at meetings. Materials related to agenda items are provided to the committee members sufficiently in advance of the meeting where necessary to allow the members to prepare for discussion of the items at the meeting.

        3.    Responsibilities.    The Board determines the responsibilities of each of the committees from time to time. These responsibilities are reflected in the respective charters of each of the committees. The Corporate Governance and Nominating Committee will periodically review the responsibilities of committees and when appropriate recommend changes to the Board.

Periodic Review

        These principles are reviewed annually by the Corporate Governance and Nominating Committee and the Board. Any changes to the Corporate Governance Principles are approved by the Board.

Appendix B

EQUITY INCENTIVE PLAN
AMERICAN MEDICAL SECURITY GROUP, INC.
FEBRUARY 1993
(As amended through February 18, 2004)1

1
(Material to be deleted from the existing Equity Incentive Plan is shown as ~~struck through~~, and material to be added is shown as underlined.

AMERICAN MEDICAL SECURITY GROUP, INC.
EQUITY INCENTIVE PLAN
(As amended through February 18, 2004)

7.12	Non-transferability of SARs	B-13
ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS		B-13
8.1	Grant of Restricted Stock and Restricted Stock Units	B-13
8.2	Restricted Stock and Restricted Stock Unit Agreement	B-13
8.3	Transferability	B-14
8.4	Other Restrictions	B-14
8.5	Certificate Legend	B-14
8.6	Removal of Restrictions	B-14
8.7	Voting Rights	B-14
8.8	Dividends and Other Distributions	B-14
8.9	Form and Timing of Payment of Restricted Stock Units	B-15
8.10	Termination of Employment Due to Death, Disability or Retirement	B-15
8.11	Termination of Employment for Other Reasons	B-15
8.12	Restricted Stock and Restricted Stock Units Granted to Directors	B-15
ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES		B-15
9.1	Grant of Performance Units/Shares	B-15
9.2	Value of Performance Units/Shares	B-15
9.3	Earning of Performance Units/Shares	B-15
9.4	Form and Timing of Payment of Performance Units/Shares	B-16
9.5	Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (Without Cause)	B-16
9.6	Termination of Employment for Other Reasons	B-16
9.7	Performance Units/Shares Granted to Directors	B-16
9.8	Non-transferability	B-16
ARTICLE 10. BENEFICIARY DESIGNATION		B-16
ARTICLE 11. DEFERRALS		B-17
ARTICLE 12. RIGHTS OF EMPLOYEES		B-17
12.1	Employment	B-17
12.2	Participation	B-17
ARTICLE 13. CHANGE IN CONTROL		B-17
ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION		B-17
14.1	Amendment, Modification and Termination	B-17
14.2	Awards Previously Granted	B-17
ARTICLE 15. WITHHOLDING		B-18
15.1	Tax Withholding	B-18
15.2	Share Withholding	B-18
ARTICLE 16. INDEMNIFICATION		B-18
ARTICLE 17. SUCCESSORS		B-18
ARTICLE 18. LEGAL CONSTRUCTION		B-18
18.1	Gender and Number	B-18
18.2	Severability	B-18
18.3	Requirements of Law	B-19
18.4	Securities Law Compliance	B-19
18.5	Governing Law	B-19

AMERICAN MEDICAL SECURITY GROUP, INC.
EQUITY INCENTIVE PLAN
(As amended through February 18, 2004)

ARTICLE 1. ESTABLISHMENT, PURPOSE AND DURATION

        1.1    Establishment of the Plan.    American Medical Security Group, Inc., a Wisconsin corporation formerly known as United Wisconsin Services, Inc. (the "Company"), established this incentive compensation plan known as the "American Medical Security Group, Inc. Equity Incentive Plan" (herein referred to as the "Plan") effective as of February 24, 1993 (the "Effective Date") upon approval by its Board of Directors, and ratification by an affirmative vote of a majority of Shares at an annual shareholders' meeting of the Company. (The validity of any awards granted prior to shareholder ratification of the Plan were contingent upon such ratification.)

        The Plan, as set forth in this document, remains in effect as provided in Section 1.3 herein and permits the grant of Non-qualified Stock Options ("NQSOs"), Incentive Stock Options ("ISOs"), SARs, Restricted Stock, Restricted Stock Units, Performance Units, and Performance Shares.

        1.2    Purpose of the Plan.    The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Participants to those of Company shareholders, and by providing Participants with an incentive for outstanding performance.

        The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special effort the successful conduct of its operation is dependent.

        1.3    Duration of the Plan.    Subject to approval by the Board of Directors of the Company and ratification by the shareholders of the Company, the Plan commenced on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors of the Company to terminate the Plan at any time pursuant to Article 14 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, to the extent required by the Internal Revenue Code, no ISO may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted, or, if earlier, the date the Plan is approved by shareholders.

ARTICLE 2. DEFINITIONS

        Whenever used in the Plan, the following terms shall have the meanings set forth below and when the meaning is intended, the initial letter of the word is capitalized:

          (a)   "Affiliate"—a company closely related to American Medical Security Group, Inc. which is designated as an Affiliate by the Board. For purposes of this Plan, United Wisconsin Services, Inc. (f/k/a Newco/UWS, Inc.) and Blue Cross & Blue Shield United of Wisconsin shall each be considered an Affiliate only with respect to Stock Options issued prior to September 11, 1998.

          (b)   "Affiliated SAR" means an SAR that is granted in connection with a related Option, and which will be deemed to automatically be exercised simultaneous with the exercise of the related Option.

          (c)   "Award" means, individually or collectively, a grant under this Plan of Non-qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares.

          (d)   "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan.

          (e)   "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (f)    "Board" or "Board of Directors" means the Board of Directors of the Company.

          (g)   "Cause" means:

              (i)  willful and gross misconduct on the part of a Participant that is materially and demonstrably detrimental to the Company; or

             (ii)  the commission by a Participant of one or more acts which constitute an indictable crime under United States Federal, state, or local law. "Cause" under either (i) or (ii) shall be determined in good faith by the Committee.

          (h)   "Change in Control" of the Company in connection with any Award Agreement entered into before March 15, 1999 shall mean a "Change in Control" as defined in the Plan prior to its amendment and restatement on March 15, 1999. "Change in Control" of the Company in connection with any Award Agreement entered into between March 15, 1999 and November 28, 2001, inclusive, shall mean a "Change of Control" as defined in the Plan as amended and restated as of March 15, 1999. "Change of Control of the Company in connection with any Award Agreement entered into on or after November 29, 2001 shall be deemed to have occurred as of the date that:

              (i)  any "person", as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes, directly or indirectly, the beneficial owner of securities of the Company, or any subsidiary of the Company, representing forty percent (40%) or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of Directors of the Company; or

             (ii)  there is consummated a merger, consolidation or reorganization of the Company with or into any other entity after which the voting securities of the Company outstanding immediately preceding such merger, consolidation or reorganization represent or are converted into, less than 60% of the voting securities of the surviving entity outstanding immediately after such merger, consolidation or reorganization; or

            (iii)  during any consecutive two year period, individuals who, at the beginning of such period constitute the "Incumbent Board" (as hereinafter defined), cease to constitute a majority of the Board of Directors of the company as a result of an actual or threatened contest for election of directors (for purposes of this Section (h)(iii) of this Article 2, the term "Incumbent Board" means all of the members of the Board of the Directors of the Company as of November 29, 2001 and any successors thereto who are elected or named thereto other than as a result of an actual or threatened contest for election of directors); or

            (iv)  there is consummated an agreement (or series of related agreements) for the sale or disposition of all or substantially all of the assets of the Company; or

             (v)  the shareholders of the Company approve a plan of liquidation or dissolution of the Company.

          Provided, however, that no Change of Control shall be deemed to have occurred with respect to any Participant until there is also a "Qualifying Separation" with respect to such Participant.

          (i)    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (j)    "Committee" means the Compensation Committee of American Medical Security Group, Inc., as appointed by the Board to administer the Plan, or such other committee as may be appointed by the Board consistent with Section 3.1.

          (k)   "Company" means American Medical Security Group, Inc., a Wisconsin corporation or any successor thereto as provided in Article 17 herein.

          (l)    "Covered Employee" means a Participant designated prior to the grant of an award of Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares by the Committee who is or may be a "covered employee" within the meaning of Section 162(m)(3) of the Internal Revenue Code in the year in which such Restricted Stock, Restricted Stock Units, Performance Units or Performance Awards are taxable to such Participant.

          (m)  "Director" means any individual who is a member of the Board of Directors of the Company or any Subsidiary or Affiliate.

          (n)   "Disability" means with respect to any ISOs, a permanent and total disability within the meaning of Code Section 22(e)(3), and with respect to all other Awards under the Plan, a medically determinable mental or physical impairment which renders a Participant totally and presumably permanently unable to continue in employment with the Company and all Affiliates. The determination of disability shall be made by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.

          (o)   "Employee" means any full-time employee of the Company or of the Company's Subsidiaries or Affiliates.

          (p)   "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

          (q)   "Fair Market Value" means the closing price for Shares on the relevant date, or (if there were no sales on such date) the average of closing prices on the nearest day before and the nearest day after the relevant date, on a stock exchange or over the counter, as determined by the Committee.

          (r)   "Freestanding SAR" means an SAR that is granted independently of any Options.

          (s)   "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (t)    "Insider" shall mean an Employee or Participant who is, on the relevant date, an officer, director of the Company, as defined in Rule 16 under the Exchange Act.

          (u)   "Non-qualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          (v)   "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

          (w)  "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (x)   "Participant" means a person who has outstanding an Award granted under the Plan.

          (y)   "Performance Goals" means the performance goals established by the Committee prior to the grant of any Award of Restricted Stock, Restricted Stock Units, Performance Units, or Performance Shares that are based on the attainment of goals relating to one or more of the following business criteria, measured on an absolute basis or in terms of growth or reduction: net income (pre-tax or after-tax and with adjustments as stipulated)~~,~~; earnings per share~~, return on equity~~; return measures (including, but not limited to, return on assets, ~~return on~~ equity, capital, investment or tangible book value~~,~~); operating income~~,~~; earnings before ~~depreciation,~~ interest, taxes, depreciation and amortization~~(EBDITA),~~; loss ratio~~,~~; expense ratio~~, increase in~~; stock price~~,~~; total shareholder return~~,~~; economic value added ~~and~~; operating cash flow; gross or specified levels of revenue; and increased sales (which may be based upon the number of memberships or issued lives or other sales measures). With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Internal Revenue Code and shall be established by the Committee within the time prescribed by Section 162(m) of such Code and related regulations. With respect to Participants who are not Covered Employees, the Committee may establish other subjective or objective performance goals, including individual goals, which it deems appropriate.

          (z)   "Performance Unit" means an Award granted to a Participant, as described in Article 9 herein.

          (aa) "Performance Share" means an Award granted to a Participant, as described in Article 9 herein.

          (bb) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is limited in some way (based on the passage of time, the achievement of Performance Goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

          (cc) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (dd) "Qualifying Separation" means

              (i)  with respect to members of the Board of Directors of the Company who are Participants under this Plan, (A) the removal of such Director from the Board as the result of an actual or contested election of directors, or (B) termination of such Director's position on the Board of Directors of the Company for any reason within six months after a Change of Control;

             (ii)  with respect to Participants in the American Medical Security Group, Inc. Change of Control Severance Plan, a "Qualifying Separation" as such term is used in that plan; and

            (iii)  with respect to other Participants hereunder, the involuntary termination of such Participant's employment by the Company within one year after a Change of Control.

          (ee) "Restricted Stock" means an Award of restricted Shares granted to a Participant pursuant to Article 8 herein.

          (ff)  "Restricted Stock Units" means an Award of restricted stock units (which involves an unfunded promise to distribute Shares at some future date) granted to a Participant pursuant to Article 8 herein.

          (gg) "Retirement" shall have the meaning ascribed to it under the Company's tax qualified retirement plan.

          (hh) "Shares" means the shares of common stock of the Company.

          (ii)   "Subsidiary" means any corporation in which the Company owns directly, or indirectly through subsidiaries, at least fifty percent (50%) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least fifty percent (50%) of the combined equity thereof.

          (jj)   "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 herein.

          (kk) "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, an SAR shall similarly be canceled).

          (ll)   "Window Period" means a window period of time as defined in the Company's then current insider trading policy.

ARTICLE 3. ADMINISTRATION

        3.1    The Committee.    The Plan shall be administered by the Compensation Committee of the Board of American Medical Security Group, Inc., or by any other Committee appointed by the Board consisting of not less than two (2) Directors who are not Employees. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors.

        It is intended that at all times, the Committee shall be comprised solely of Directors who are both: (i) Non-Employee Directors, as defined in Rule 16b-3 under the Exchange Act; and (ii) Outside Directors, as defined in Treas. Reg. 1.162-27. However, the failure to so comply with Rule 16b-3 and/or Treas. Reg. 1.162-27 shall not affect the validity of any Awards made by the Committee in accordance with the provisions of the Plan.

        3.2    Authority of the Committee.    The Committee shall have full power except as limited by law or by the Articles of Incorporation or By-laws of the Company, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article 14 herein) to amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authority as identified hereunder.

        3.3    Decisions Binding.    All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive, and binding on all Persons, including the Company, its stockholders, Employees, Participants, and their estates and beneficiaries.

ARTICLE 4. SHARES SUBJECT TO THE PLAN

        4.1    Number of Shares.    Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan may not exceed 4,000,000. These 4,000,000 Shares may be either authorized but unissued or reacquired Shares.

        The following rules will apply for purposes of the determination of the number of Shares available for grant under the Plan:

          (a)   While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

          (b)   The grant of an Option or Restricted Stock or Restricted Stock Units shall reduce the Shares available for grant under the Plan by the number of Shares subject to such Award.

          (c)   The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs).

          (d)   The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option.

          (e)   The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted.

          (f)    The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

          (g)   To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares represented by the cash settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

        The maximum number of Shares with respect to which Awards may be made to any Participant annually (in any one calendar year) shall not exceed 250,000 shares. Notwithstanding the foregoing, if the Participant receives the Award prior to March 31, 1997 in connection with the Employee's initial employment by the Company or in connection with a merger or acquisition by the Company, the maximum number of Shares with respect to which Awards may be made during the three (3) year period ended March 31, 1997 shall be 850,000 Shares. No Participant may be granted Performance Units in any one calendar year that when payable would exceed $3,000,000.

        4.2    Lapsed Awards.    If any Award granted under this Plan is canceled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

        4.3    Adjustments in Authorized Shares.    In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, split-up, Share combination, or other change in the corporate structure of the Company affecting the Shares, such adjustment shall be made in the number of class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Options, SARs, and Restricted Stock and Restricted Stock Units granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of Shares subject to any Award shall always be a whole number.

ARTICLE 5. ELIGIBILITY AND PARTICIPATION

        5.1    Eligibility.    Persons eligible to participate in this Plan include all Directors and all full-time, active Employees of the Company, its Subsidiaries and Affiliates, as determined by the Committee.

        5.2    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Participants, those to whom Awards shall be granted and shall determine the nature and amount of each award.

ARTICLE 6. STOCK OPTIONS

        6.1    Grant of Options.    Subject to the terms and provisions of the Plan, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have discretion in determining the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

        If required by applicable tax rules regarding a particular grant of ISOs, to the extent that the aggregate fair market value (determined as of the date an ISO is granted) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000 (or such other limit as prescribed by the Code) such option grant shall be treated as a grant of NQSOs rather than ISOs.

        6.2    Option Award Agreement.    Each Option grant shall be evidenced by an Option Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the

Option pertains, and such other provisions as the Committee shall determine. The Option Award Agreement also shall specify whether the Option is intended to be an ISO within the meaning of Section 422 of the Code, or an NQSO whose grant is intended not to fall under the Code provisions of Section 422.

        6.3    Option Price.    The Option Price for each grant of an Option shall be determined by the Committee; provided that the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted.

        6.4    Duration of Options.    Each Option shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant, and no NQSO shall be exercisable later than the twelfth (12th) anniversary date of its grant.

        6.5    Exercise of Options.    Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant. However, in no event may any Option granted under this Plan become exercisable prior to six (6) months following the date of its grant.

        6.6    Payment.    Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by payment in full of the Option Price.

        The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent, or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b).

        The Committee also may allow cashless exercise as permitted under Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law.

        As soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

        6.7    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan, as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any Blue Sky or state securities laws applicable to such Shares.

        6.8    Termination of Employment Due to Death, Disability or Retirement.

          (a)    Termination by Death.    In the event the employment of a Participant is terminated by reason of death, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

          (b)    Termination by Disability.    In the event the employment of a Participant is terminated by reason of Disability, all outstanding Options granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one

  (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

          (c)    Termination by Retirement.    In the event the employment of a Participant is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of Options.

          (d)    Employment Termination Followed by Death.    In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination the Participant dies, then the remaining exercise period under outstanding Options shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such Options shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the Option by will or by the laws of descent and distribution.

          (e)    Exercise Limitations on ISOs.    In the case of ISOs, the tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Section 422 prescribed time periods after each of the various types of employment termination.

        6.9    Termination of Employment for Other Reasons.    If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 6.8 (and other than for Cause), all Options held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such Options, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        Options which are vested as of the effective date of employment termination may be exercised by the Participant for a period of up to six (6) months following termination, or for such longer period up to one (1) year as the Committee determines with respect to a particular Participant.

        If the employment of a Participant shall be terminated by the Company for Cause, all outstanding options held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the Option.

        For purposes of this Section and Section 6.8, a termination of employment shall occur only after the Employee ceases to be an Employee of the Company and all Subsidiaries or Affiliates.

        6.10    Exercise of Options With Respect to Directors.    Options granted to Directors shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each such Participant. However, in no event may any such Option become exercisable prior to six (6) months following the date of its grant.

        6.11    Restrictions on Transferability.    No Option granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, and shall be exercisable by a Participant during his or her lifetime only by the Participant except that NQSOs may be transferred by a Participant to the Participant's spouse, children or grandchildren or to a trust for the benefit of such spouse, children or grandchildren.

ARTICLE 7. STOCK APPRECIATION RIGHTS

        7.1    Grant of SARs.    Subject to the terms and conditions of the Plan, an SAR may be granted to a Participant at any time and from time to time as shall be determined by the Committee. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination of these forms of SAR.

        The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to Article 4 herein) and consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to one hundred percent (100%) of the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs or Affiliated SARs shall equal the Option Price of the related Option. In no event shall any SAR granted hereunder become exercisable within the first six (6) months of its grant.

        7.2    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3    Exercise of Affiliated SARs.    Affiliated SARs shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of Affiliated SARs shall not necessitate a reduction in the number of related Options.

        7.4    Exercise of Freestanding SARs.    Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.

        7.5    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.6    Term of SARs.    The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided, however, that such term shall not exceed twelve (12) years.

        7.7    Payment of SAR Amount.    Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

          (b)   The number of Shares with respect to which the SAR is exercised.

        At the discretion of the Committee, the payment upon the exercise of an SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

        7.8    Rule 16b-3 Requirements.    Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of an SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Section 16 (or any successor rule) of the Exchange Act.

        Further, unless the Committee determines otherwise, if the Participant is an Insider, the ability of the Participant to exercise SARs for cash may be limited to the Window Period or otherwise as provided in the Company's then current insider trading policy.

        7.9    Termination of Employment Due to Death, Disability, or Retirement.

          (a)    Termination by Death.    In the event the employment of a Participant is terminated by reason of death, all outstanding SARs granted to that Participant shall immediately vest one hundred percent

  (100%), and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date of death, whichever period is shorter, by such person or persons as shall have been named as the Participant's beneficiary, or by such persons that have acquired the Participant's rights under the SAR by will or by the laws of descent and distribution.

          (b)    Termination by Disability.    In the event the employment of a Participant is terminated by reason of Disability, all outstanding SARs granted to that Participant shall immediately vest one hundred percent (100%) as of the date the Committee determines the definition of Disability to have been satisfied, and shall remain exercisable at any time prior to their expiration date, or for one (1) year after the date that the Committee determines the definition of Disability to have been satisfied, whichever period is shorter.

          (c)    Termination by Retirement.    In the event the employment of a Participant is terminated by reason of Retirement, the Committee shall retain discretion over the treatment of SARs.

          (d)    Employment Termination Followed by Death.    In the event that a Participant's employment terminates by reason of Disability or Retirement, and within the exercise period allowed by the Committee following such termination, the Participant dies, then the remaining exercise period under outstanding SARs shall equal the longer of: (i) one (1) year following death; or (ii) the remaining portion of the exercise period which was triggered by the employment termination. Such SARs shall be exercisable by such person or persons who shall have been named as the Participant's beneficiary, or by such persons who have acquired the Participant's rights under the SAR by will or by the laws of descent and distribution.

        7.10    Termination of Employment for Other Reasons.    If the employment of a Participant shall terminate for any reason other than the reasons set forth in Section 7.9 (and other than for Cause), all SARs held by the Participant which are not vested as of the effective date of employment termination immediately shall be forfeited to the Company (and shall once again become available for grant under the Plan). However, the Committee, in its sole discretion, shall have the right to immediately vest all or any portion of such SARs, subject to such terms as the Committee, in its sole discretion, deems appropriate.

        SARs which are vested as of the effective date of employment termination may be exercised by the Participant within the period beginning on the effective date of employment termination, and ending six (6) months after such date.

        If the employment of a Participant shall be terminated by the Company for Cause, all outstanding SARs held by the Participant immediately shall be forfeited to the Company and no additional exercise period shall be allowed, regardless of the vested status of the SARs.

        7.11    Exercise of SARs With Respect to Directors.    SARs granted to Directors may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes on them.

        7.12    Non-transferability of SARs.    No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        8.1    Grant of Restricted Stock and Restricted Stock Units.    Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to eligible Participants in such amounts as the Committee shall determine.

        8.2    Restricted Stock and Restricted Stock Unit Agreements.    Each grant of Restricted Stock shall be evidenced by a Restricted Stock Agreement that shall specify the Period(s) of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine. Each grant of Restricted Stock Units shall be evidenced by a Restricted Stock Unit Agreement that shall specify the number of Restricted Stock Units granted, the vesting requirements (which may include the passage of time, the achievement of certain Performance Goals, or other restrictions, contingencies or events as the Committee may determine), any other restrictions applicable to such Restricted Stock Units, and such other provisions as the Committee shall determine.

        8.3    Transferability.    Except as provided in this Article 8, the Restricted Stock Units and the Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable vesting period or Period of Restriction established by the Committee and specified in the Restricted Stock Unit Agreement, or Restricted Stock Agreement, whichever is applicable, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Restricted Stock Unit Agreement or Restricted Stock Agreement. However, in no event may any Restricted Stock Units or Restricted Stock granted under the Plan become vested in a Participant prior to six (6) months following the date of the grant. All rights with respect to the Restricted Stock Units and/or Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

        8.4    Other Restrictions.    The Committee shall in the case of Covered Employees, and may in the case of other Participants, condition the vesting of Shares of Restricted Stock and Restricted Stock Units upon the attainment of Performance Goals established before or at the time of the grant. The Committee may impose such other restrictions on any Restricted Stock Units and any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable, including restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. The provisions of Restricted Stock Unit Awards and Restricted Stock Awards need not be the same with respect to each Participant.

        8.5    Certificate Legend.    In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

    "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the American Medical Security Group, Inc. Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of American Medical Security Group, Inc."

        8.6    Removal of Restrictions.    Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 8.5 removed from his or her Share certificate.

        8.7    Voting Rights.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares. Voting rights shall not exist with respect to Restricted Stock Units granted hereunder.

        8.8    Dividends and Other Distributions.    During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Participants granted Restricted Stock Unit Awards hereunder shall have no dividend equivalent rights with respect to any dividends or other distributions paid in connection with Shares.

        8.9    Form and Timing of Payment of Restricted Stock Units.    The timing of payment of vested Restricted Stock Units shall be made as determined by the Committee and set forth in the Restricted Stock Agreement. Vested Restricted Stock Units shall be paid in the form of Shares equal to the number of Restricted Stock Units in which the Participant becomes vested. The Committee may allow Participants to defer the receipt of Restricted Stock Unit payouts upon such terms and at such times as the Committee deems appropriate.

        8.10    Termination of Employment Due to Death, Disability, or Retirement.    In the event the employment of a Participant is terminated by reason of death or Disability, all outstanding Restricted Stock Units and Shares of Restricted Stock shall immediately vest one hundred percent (100%) as of the date of employment termination (in the case of Disability, the date employment terminates shall be deemed to be the date that the Committee determines the definition of Disability to have been satisfied). The Committee retains discretion over the treatment of Restricted Stock Units and Restricted Stock upon Retirement. In the event of full vesting, the holder of the certificates of Restricted Stock shall be entitled to have any non-transferability legends required under Sections 8.4 and 8.5 of this Plan removed from the Share certificates.

        The timing of payment of vested Restricted Stock Units shall be determined by the Committee in its sole discretion.

        8.11    Termination of Employment for Other Reasons.    If the employment of a Participant shall terminate for any reason other than those specifically set forth in Section 8.10 herein, then as of the effective date of employment termination all Shares of Restricted Stock held by the Participant which are not vested and all Restricted Stock Units granted to the Participant which are not vested shall be immediately forfeited and returned to the Company (and, subject to Section 4.2 herein, shall once again become available for grant under the Plan).

        With the exception of a termination of employment for Cause, the Committee, in its sole discretion, shall have the right to provide for lapsing of the restrictions on Restricted Stock and Restricted Stock Units following employment termination, upon such terms and provisions as it deems proper.

        8.12    Restricted Stock and Restricted Stock Units Granted to Directors.    Restricted Stock and Restricted Stock Units granted to Directors shall be subject to all of the provisions in this Article 8 other than Sections 8.10 and 8.11. The Committee, in its sole discretion, shall have the right to provide for the lapsing of the restrictions on the Restricted Stock and Restricted Stock Units following the Director's cessation of service as a director, upon such terms and provisions as it deems proper.

ARTICLE 9. PERFORMANCE UNITS AND PERFORMANCE SHARES

        9.1    Grant of Performance Units/Shares.    Subject to the terms of the Plan, Performance Units and Performance Shares may be granted to eligible Participants at any time and from time to time, as shall be determined by the Committee. Subject to Section 4.1, the Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

        9.2    Value of Performance Units/Shares.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the Performance Goals must be met shall be called a "Performance Period." Performance Periods shall, in all cases, exceed six (6) months in length.

        9.3    Earning of Performance Units/Shares.    After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive payout on the number of Performance

Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved.

        9.4    Form and Timing of Payment of Performance Units/Shares.    Payment of earned Performance Units/Shares shall be made in a single lump sum, within forty-five (45) calendar days following the close of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash or in Shares (or in a combination thereof), which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

        Prior to the beginning of each Performance Period, Participants may elect to defer the receipt of Performance Unit/Share payout upon such terms as the Committee deems appropriate.

        9.5    Termination of Employment Due to Death, Disability, Retirement, or Involuntary Termination (Without Cause).    In the event the employment of a Participant is terminated by reason of death or Disability or involuntary termination without Cause during a Performance Period, the Participant shall receive a prorated payout of the Performance Units/Shares. The Committee retains discretion over the treatment of Performance Units/Shares upon Retirement. Any prorated payout shall be determined by the Committee, in its sole discretion, and shall be based upon the length of time that the Participant held the Performance Units/Shares during the Performance Period, and shall further be adjusted based on the achievement of the pre-established Performance Goals.

        Timing of payment of earned Performance Units/Shares shall be determined by the Committee at its sole discretion.

        9.6    Termination of Employment for Other Reasons.    In the event that a Participant's employment terminates for any reason other than those reasons set forth in Section 9.5 herein, all Performance Units/Shares shall be forfeited by the Participant to the Company, and shall once again be available for grant under the Plan.

        9.7    Performance Units/Shares Granted to Directors.    Performance Units and Performance Shares granted to Directors shall be subject to all provisions of this Article 9 other than Sections 9.5 and 9.6. The Committee, in is sole discretion, shall have the right to provide for the treatment of Performance Units/Shares following the Director's cessation of services as a director, upon such terms and conditions as it deems proper.

        9.8    Non-transferability.    Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further a Participant's rights under the Plan shall be exercisable during the Participant's lifetime only by the Participant or the Participant's legal representative.

ARTICLE 10. BENEFICIARY DESIGNATION

        Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit and who is eligible to exercise vested Options and SARs in the event of the Participant's death prior to such exercise. Each such designation shall revoke all prior designations by the same Participant, shall be in the form prescribed by the Company and will be effective only when any necessary spousal consent is obtained and filed by the Participant in writing with the Secretary of the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate and any vested Options and/or SARs not previously exercised prior to the Participant's death may be exercised by the administrator of the Participant's estate.

ARTICLE 11. DEFERRALS

        The Committee may permit a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of the Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, the vesting of Restricted Stock Units, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 12. RIGHTS OF EMPLOYEES

        12.1    Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company.

        For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries or Affiliates (or between Subsidiaries and/or Affiliates) shall not be deemed a termination of employment.

        12.2    Participation.    No Employee shall have the right to be selected to receive an Award under this Plan, or having been so selected, to be selected to receive a future Award.

ARTICLE 13. CHANGE IN CONTROL

        Upon the occurrence of a Change in Control, unless otherwise specifically prohibited by the terms of Section 18, herein:

          (a)   Any and all Options and SARs granted hereunder shall become immediately exercisable;

          (b)   Any restriction periods and restrictions imposed on Restricted Shares shall lapse, and within ten (10) business days after the occurrence of a Change in Control, the stock certificates representing Shares of Restricted Stock, without any restrictions or legend thereon, shall be delivered to the applicable Participants;

          (c)   Any vesting requirements or other restrictions applicable to Restricted Stock Units shall be deemed satisfied as of the effective date of a Change in Control, and Shares equivalent to the number of Restricted Stock Units granted shall be paid to such Participant within 30 days following the effective date of the Change in Control;

          (d)   The target value attainable under all Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period as of the effective date of the Change in Control, and shall be paid out in cash to Participants within thirty (30) days following the effective date of the Change in Control; provided, however, that there shall not be an accelerated payout with respect to Performance Units or Performance Shares which were granted less than six (6) months prior to the effective date of the Change in Control;

          (e)   Subject to Article 14 herein, the Committee shall have the authority to make any modifications to the Awards as determined by the Committee to be appropriate before the effective date of the Change in Control.

ARTICLE 14. AMENDMENT, MODIFICATION, AND TERMINATION

        14.1    Amendment, Modification and Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan.

        14.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the affected Participant (or if the Participant is not then living, the affected beneficiary); provided that adjustments pursuant to Section 4.3 shall not be subject to the foregoing limitations of this Section 14.2.

ARTICLE 15. WITHHOLDING

        15.1    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising or as a result of this Plan.

        15.2    Share Withholding.    With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, upon the payment of Restricted Stock Units, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing and signed by the Participant, and elections by Insiders shall additionally comply with any applicable requirements of Rule 16b-3 of the Exchange Act.

ARTICLE 16. INDEMNIFICATION

        Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

ARTICLE 17. SUCCESSORS

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 18. LEGAL CONSTRUCTION

        18.1    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        18.2    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        18.3    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        18.4    Securities Law Compliance.    Transactions under this Plan are intended to comply with all applicable conditions or Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        18.5    Governing Law.    To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Wisconsin.

AMERICAN MEDICAL SECURITY GROUP, INC.

ANNUAL MEETING OF SHAREHOLDERS
MAY 18, 2004

This proxy is solicited on behalf of the Board of Directors

        The undersigned appoints Samuel V. Miller, Thomas G. Zielinski and Timothy J. Moore, and each of them, as Proxies, with full power to appoint his substitute, and authorizes each of them to represent and vote as specified on this card with respect to the matters set forth in the accompanying Proxy Statement, and in the discretion of the above-named Proxies upon all other matters that may properly come before the Annual Meeting of Shareholders of American Medical Security Group, Inc. (the "Company") to be held on Tuesday, May 18, 2004, or any adjournment or postponement thereof (the "Meeting"), all the shares of Common Stock of the Company that the undersigned would be entitled to vote, with like effect as if the undersigned were personally present and voting, all as set out in the Notice and Proxy Statement relating to the Meeting, receipt of which is hereby acknowledged.

This proxy when properly executed will be voted in the manner specified herein by the undersigned shareholder.
If no specification is made, this proxy will be voted for Proposals 1 and 2.

IMPORTANT—PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS PROXY CARD AND PROMPTLY
RETURN IT IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(continued on reverse side).

AMERICAN MEDICAL SECURITY GROUP, INC. 2004 ANNUAL MEETING
PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. ☐

The Board of Directors unanimously recommends a vote FOR Items 1 and 2.

1.	Election of Directors:		For All ☐	Withhold All ☐	For All Except* ☐
	Nominees:	Mark A. Brodhagen Samuel V. Miller Michael T. Riordan
* To withhold authority to vote for any individual nominee, write the nominee's name in the space provided above and fill in the "For All Except" oval.
2.	Re-approve material terms of performance goals, as amended, in Equity Incentive Plan, as required by Section 162(m) of Internal Revenue Code.		For ☐	Against ☐	Abstain ☐
Dated: , 2004
Signature(s)

Note: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, personal representative, trustee or guardian, please give full title as such. If signer is a corporation, sign full corporate name by duly authorized officer.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED, POSTAGE PRE-PAID ENVELOPE.

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INFORMATION CONCERNING SOLICITATION AND VOTING
QUESTIONS AND ANSWERS ABOUT THE MEETING
PROPOSAL 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
PROPOSAL 2 RE-APPROVE THE MATERIAL TERMS OF THE EQUITY INCENTIVE PLAN PERFORMANCE GOALS, AS AMENDED
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
AUDITORS AND PRINCIPAL ACCOUNTING FIRM FEES
CERTAIN TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS
SHAREHOLDER PROPOSALS
APPENDIX A-CORPORATE GOVERNANCE PRINCIPLES
APPENDIX B-EQUITY INCENTIVE PLAN